                                                                  EXHIBIT 10.20

                             BASIC LEASE INFORMATION
                                   OFFICE NET

LEASE DATE:                                       October 27, 1999

TENANT:                                           InsWeb Corporation, a Delaware
                                                       corporation

TENANT'S NOTICE ADDRESS:                          901 Marshall Street
                                                  Redwood City, CA 94063
                                                  Attn: InsWeb Corporate General
                                                       Counsel
                                                  Attn: Sheryl Dodsworth, Senior
                                                       Vice President, Finance &
                                                       Administration

                                                  With a copy to:

                                                  959 Skyway Road
                                                  San Carlos, California 94070
                                                  Attn: Facilities Manager

TENANT'S BILLING ADDRESS:                         901 Marshall Street
                                                  Redwood City, CA 94063

TENANT CONTACT:     Sheryl Dodsworth,             PHONE NUMBERS:  650-298-9100
                    Senior Vice President,                        650-817-0115
                    Finance & Administration

                                                  FAX NUMBER:  650-817-0355

LANDLORD:                                         Spieker Properties, L.P., a
                                                  California limited partnership

LANDLORD'S NOTICE ADDRESS:                        555 Twin Dolphin Drive,
                                                  Suite 110
                                                  Redwood City, CA 94065

                                                  With a copy to:

                                                  950 Tower Lane, Suite 120
                                                  Foster City, CA 94404

LANDLORD'S REMITTANCE ADDRESS:                    Spieker Properties LP
                                                  Department 12541
                                                  PO Box 45587
                                                  San Francisco, CA 94145-0587

PROJECT DESCRIPTION:                              That certain real property,
                                                  which real property includes
                                                  the land, commonly known as
                                                  Skyway Landing, and located
                                                  at 959 Skyway Road, San
                                                  Carlos, California, which
                                                  includes two (2) three-story
                                                  office buildings (Building A
                                                  and Building B).

BUILDING DESCRIPTIONS:                            That certain portion of the
                                                  Project, commonly known as
                                                  Building A, Skyway Landing,
                                                  located at 959 Skyway Road,
                                                  San Carlos, California,
                                                  consisting of a three-story
                                                  building with approximately
                                                  one hundred sixteen thousand
                                                  seventeen (116,017) rentable
                                                  square ("BUILDING A"), and
                                                  that certain portion of the
                                                  Project, commonly known as
                                                  Building B, Skyway Landing,
                                                  located at 999 Skyway Road,
                                                  San Carlos, California,
                                                  consisting of a three-story
                                                  building with approximately
                                                  one hundred twenty one
                                                  thousand one hundred seventy
                                                  one (121,171) rentable
                                                  square feet ("BUILDING B").

PREMISES:                                         The entire third (3rd) floor
                                                  of Building A consisting of
                                                  approximately thirty-nine
                                                  thousand four hundred
                                                  seventy-three (39,473)
                                                  rentable square feet, as
                                                  depicted on EXHIBIT B
                                                  attached hereto (the
                                                  "BUILDING A PREMISES") and
                                                  the entirety of Building B
                                                  consisting of approximately
                                                  one hundred twenty-one
                                                  thousand one hundred seventy
                                                  one (121,171) rentable
                                                  square feet as depicted on
                                                  EXHIBIT B attached hereto
                                                  (the "BUILDING B PREMISES").
                                                  The Building A Premises
                                                  together with the Building B
                                                  Premises in the aggregate
                                                  consists of approximately
                                                  one hundred sixty thousand
                                                  six hundred forty four
                                                  (160,644) rentable square
                                                  feet.

PERMITTED USE:                                    General office and
                                                  administration, sales,
                                                  development, marketing of
                                                  software and the transaction
                                                  of e-commerce and services
                                                  directly
                                                  related thereto.

OCCUPANCY DENSITY:                                5 persons per 1,000 rentable
                                                  square feet.

PARKING DENSITY AND PARKING CHARGE:               3.3 parking stalls per 1,000
                                                  rentable square feet,
                                                  including handicap, visitor,
                                                  and reserved stalls, for a
                                                  total of 545 total parking
                                                  spaces; $0 per space / per
                                                  month.

SCHEDULED TERM COMMENCEMENT DATE:                 See Paragraph 39.C hereof.

SCHEDULED LENGTH OF TERM:                         One hundred forty-four (144)
                                                  months following the
                                                  Building B Term Commencement
                                                  Date (as defined in
                                                  Paragraph 39.C).

SCHEDULED TERM EXPIRATION DATE:                   August 31, 2012

RENT:

     BASE RENT:                                   $128,287.25 per month
                                                  (subject to adjustment as
                                                  provided in Paragraph 39.A
                                                  hereof).

     ESTIMATED FIRST YEAR OPERATING EXPENSES:     $28,815.29 per month

SECURITY DEPOSIT:                                 Nine Million Five Hundred
                                                  Thousand and No/100 Dollars
                                                  ($9,500,000.00) Letter of
                                                  Credit delivered in
                                                  accordance with the terms of
                                                  Paragraph 39.B (subject to
                                                  adjustment as provided in
                                                  Paragraphs 39.B and 19
                                                  hereof), and a cash security
                                                  deposit in an amount equal
                                                  to Two Hundred Fifty
                                                  Thousand and No/100 Dollars
                                                  ($250,000.00).
TENANT'S PROPORTIONATE SHARE:

     OF BUILDING:                                 Building A:  34%
                                                  Building B: 100%

     OF PROJECT:                                  67%

The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the Lease, the latter shall control.

LANDLORD                                    TENANT

Spieker Properties, L.P.,                   InsWeb Corporation
a California limited partnership            a Delaware corporation


By:   Spieker Properties, Inc.,             By:   /s/ Sheryl Dodsworth
      a Maryland corporation,                    ---------------------
      its general partner                           Sheryl Dodsworth
                                                    Its:  Senior Vice President,
                                                           Finance and
                                                           Administration


                                            By:   /s/ James M. Corroon
      By:  /s/ Nancy B. Gille                    ---------------------
           ------------------                       James M. Corroon
           Nancy B. Gille                           Its:  Vice Chairman
           Its:  Vice President

                                TABLE OF CONTENTS

                                                                                                               PAGE
     Basic Lease Information......................................................................................1
     Table of Contents............................................................................................2
1.       Premises.................................................................................................1
2.       Possession and Lease Commencement........................................................................1
3.       Term.....................................................................................................1
4.       Use......................................................................................................1
5.       Rules and Regulations....................................................................................1
6.       Rent.....................................................................................................1
7.       Operating Expenses.......................................................................................1
8.       Insurance and Indemnification............................................................................1
9.       Waiver of Subrogation....................................................................................1
10.      Landlord's Repairs and Maintenance.......................................................................1
11.      Tenant's Repairs and Maintenance.........................................................................1
12.      Alterations..............................................................................................1
13.      Signs....................................................................................................1
14.      Inspection/Posting Notices...............................................................................1
15.      Services and Utilities...................................................................................1
16.      Subordination............................................................................................1
17.      Financial Statements.....................................................................................1
18.      Estoppel Certificate.....................................................................................1
19.      Security Deposit.........................................................................................1
20.      Limitation of Tenant's Remedies..........................................................................1
21.      Assignment and Subletting................................................................................1
22.      Authority of Tenant......................................................................................1
23.      Condemnation.............................................................................................1
24.      Casualty Damage..........................................................................................1
25.      Holding Over.............................................................................................1
26.      Default..................................................................................................1
27.      Liens....................................................................................................1
28.      Substitution.............................................................................................1
29.      Transfers by Landlord....................................................................................1
30.      Right of Landlord to Perform Tenant's Covenants..........................................................1
31.      Waiver...................................................................................................1
32.      Notices..................................................................................................1
33.      Attorney's Fees..........................................................................................1
34.      Successors and Assigns...................................................................................1
35.      Force Majeure............................................................................................1
36.      Surrender of Premises....................................................................................1
37.      Parking..................................................................................................1
38.      Miscellaneous............................................................................................1
39.      Additional Provisions....................................................................................1
40.      Jury Trial Waiver........................................................................................1
         Signatures...............................................................................................1

Exhibits:

     Exhibit A................................................................................Rules and Regulations
     Exhibit B............................................................................................Site Plan
     Exhibit C...............................................................Tenant Improvements and Specifications
     Exhibit D .............................................................................................Signage
     Exhibit E ....................................................................................Generator Spaces
     Exhibit F .....................................................................................Expansion Space

                                      LEASE

THIS LEASE is made as of the 27th day of October 1999, by and between Spieker Properties, L.P., a California limited partnership (hereinafter called "LANDLORD"), and InsWeb Corporation, a Delaware corporation (hereinafter called "TENANT").

                                  1. PREMISES

     Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions hereinafter set forth, those premises outlined in red on EXHIBIT B and described in the Basic Lease Information. The Building A Premises and the Building B Premises, each as described in the Basic Lease Information and Paragraph 39.C hereof, shall sometimes be referred to herein, collectively, as the "PREMISES". The Premises shall be all or part of the Building A and Building B (collectively, the "BUILDING") and of a project (the "PROJECT"), which may consist of more than one building and additional facilities, as described in the Basic Lease Information. The Building and Project are outlined in blue and green respectively on EXHIBIT B. Landlord and Tenant acknowledge that physical changes may occur from time to time in the Premises, Building or Project, and that the number of buildings and additional facilities which constitute the Project may change from time to time, which may result in an adjustment in Tenant's Proportionate Share, as defined in the Basic Lease Information, as provided in Paragraph 7.A; provided, however, that any such physical changes shall not materially and adversely affect Tenant's Permitted Use (as defined herein) of the Premises, Building or Project. Landlord shall provide prior notice to Tenant prior to making any such physical changes. Landlord hereby represents to Tenant that Landlord is vested in title to the Project and represents further that Landlord has commenced construction of the Building in the Project in accordance with EXHIBIT C, attached hereto.

                      2. POSSESSION AND LEASE COMMENCEMENT

A. INTENTIONALLY OMITTED.

B. CONSTRUCTION OF IMPROVEMENTS. If this Lease pertains to a Building to be constructed or improvements to be constructed within a Building, the provisions of this Paragraph 2.B. shall apply in lieu of the provisions of Paragraph 2.A. above and the term commencement dates ("TERM COMMENCEMENT DATE") applicable to the Building A Premises and the Building B Premises, respectively, shall be the dates described in Paragraph 39.C hereof. Landlord shall deliver possession of the Premises to Tenant as follows: (i) Building A Premises on or before July 1, 2000; and (ii) the Building B Premises on or before March 1, 2001. Tenant may terminate this Lease by delivering written notice to Landlord on or before March 15, 2001 if Landlord has not (i) substantially completed the Building A Premises Tenant Improvements (as defined in EXHIBIT C) to be constructed by Landlord as described in EXHIBIT C to this Lease and completed the Base Building Work in the Building B Premises to an extent which is sufficiently complete to permit access by Tenant as described in Paragraph 39.E hereof, both by March 1, 2001; (ii) Tenant has given Landlord at least twenty (20) days' prior written notice ("TENANT'S TERMINATION NOTICE PERIOD") of Landlord's failure to do so, except for punchlist items, and except for delays caused by Tenant or other third parties (including delays caused by the contractor or anyone else performing services on behalf of Tenant) or by events beyond Landlord's control and other force majeure events, including, but not limited to, strikes, material shortages, delays of governmental agencies and Acts of God, which delays will not be cause for termination hereunder; and (iii) Landlord has not, as of the expiration of Tenant's Termination Notice Period, substantially completed the Premises and delivered possession of the Premises to Tenant. In the event of such termination, Landlord shall return any Security Deposit to Tenant as well as any other sums paid hereunder by Tenant to Landlord. All obligations of Tenant and Landlord under this Lease shall thereafter terminate and no party shall have any further obligations under this Lease. If for any reason Landlord cannot deliver possession of the Premises to Tenant as provided herein, Landlord shall not be subject to any liability therefor, nor shall Landlord be in default hereunder nor shall such failure affect the validity of this Lease, and Tenant agrees to accept possession of the Premises at such time as such improvements to be constructed by Landlord have been substantially completed, except as expressly provided in this Paragraph 2.B. Tenant shall not be liable for any Rent for any period prior to the Term Commencement Date (but without affecting any obligations of Tenant under any improvement agreement appended to this Lease). Substantial completion of the Building A Premises Tenant Improvements and the Building B Premises Tenant Improvements respectively shall be as defined in Exhibit C, as such definition is provided with respect to each of the Building A Premises and the Building B Premises. Substantial completion shall have occurred notwithstanding Tenant's submission of a punchlist to Landlord, which Tenant shall submit, if at all, within ten (10) business days following the Building A Premises Term Commencement Date with respect to the Building A Premises and within fifteen (15) business days following the Building B Premises Term Commencement Date with respect to the Building B Premises, or otherwise in accordance with any improvement agreement appended to this Lease. Upon Landlord's request, Tenant shall promptly execute and return to Landlord a "Start-Up Letter" in which Tenant shall agree, among other things, to acceptance of the Premises and to the determination of the Term Commencement Date, in accordance with the terms of this Lease, but Tenant's failure or refusal to do so shall not negate Tenant's acceptance of the Premises or affect determination of the Term Commencement Date.

C. BASE BUILDING WORK PUNCHLIST.

(1) Within five (5) days following the date Landlord delivers written notice of substantial completion of the Base Building Work located in the Building A Premises, Tenant shall notify Landlord of certain dates occurring within twenty (20) days after Landlord's delivery of such notice during which period Tenant is available to jointly inspect the Building A Premises with Landlord. Upon selecting a mutually acceptable time and date, Tenant and Landlord and their respective agents shall conduct an inspection of the Building A Premises and shall together develop a punchlist of items, if any, of the Base Building Work located in the Building A Premises that is not complete or that requires corrections. Landlord shall proceed diligently to remedy such items at Landlord's cost and expense provided such items are part of the Building A Premises Base Building Work to be constructed by Landlord in accordance with
Schedule 1 of EXHIBIT C hereof, are otherwise consistent with Landlord's obligations under this Lease and are not a necessary result of Tenant's intended use. Substantial completion shall not be delayed notwithstanding any such punchlist. In the event Tenant fails to so notify Landlord, Tenant shall be deemed to accept the Building A Premises "as is" with respect to the Base Building Work located therein and to have waived any punchlist items with respect thereto.

(2) Within five (5) days following the date Landlord delivers written notice of substantial completion of the Base Building Work located in the Building B Premises, Tenant shall notify Landlord of certain dates occurring within twenty (20) days after Landlord's delivery of such notice during which period Tenant is available to jointly inspect the Building B Premises with Landlord. Upon selecting a mutually acceptable time and date, Tenant and Landlord and their respective agents shall conduct an inspection of the Building B Premises and shall together develop a punchlist of items, if any, of the Base Building Work located in the Building B Premises that is not complete or that requires corrections. Landlord shall proceed diligently to remedy such items at Landlord's cost and expense provided such items are part of the Building B Premises Base Building Work to be constructed by Landlord in accordance with
Schedule 1 of EXHIBIT C hereof, are otherwise consistent with Landlord's obligations under this Lease and are not a necessary result of Tenant's intended use. Substantial completion shall not be delayed notwithstanding any such punchlist. In the event Tenant fails to so notify Landlord, Tenant shall be deemed to accept the Building B Premises "as is" with respect to the Base Building Work located therein and to have waived any punchlist items with respect thereto.

                                    3. TERM

     The term of this Lease (the "TERM") shall commence on the Term Commencement Date and continue in full force and effect for the number of months specified as the Length of Term in the Basic Lease Information or until this Lease is terminated as otherwise provided herein. If the Term Commencement Date is a date other than the first day of the calendar month, the Term shall be the number of months of the Length of Term in addition to the remainder of the calendar month following the Term Commencement Date.

                                     4. USE

A. GENERAL. Tenant shall use the Premises for the permitted use specified in the Basic Lease Information ("PERMITTED USE") and for no other use or purpose. Tenant shall make reasonable efforts to control Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants (collectively, "TENANT'S PARTIES") in such a manner that Tenant and Tenant's Parties cumulatively do not exceed the occupant density (the "OCCUPANCY DENSITY") or the parking density (the "PARKING DENSITY") specified in the Basic Lease Information at any time. So long as Tenant is occupying the Premises, Tenant and Tenant's Parties shall have the nonexclusive right to use, in common with other parties occupying the Building or Project, the parking areas, driveways and other common areas of the Building and Project, subject to the terms of this Lease and such rules and regulations as Landlord may from time to time prescribe. Landlord reserves the right, without notice or liability to Tenant, and without the same constituting an actual or constructive eviction, to alter or modify the common areas from time to time, including the location and configuration thereof, and the amenities and facilities which Landlord may determine to provide from time to time, provided that any such alteration or modification of the common areas shall not materially and adversely interfere with Tenant's Permitted Use hereunder.

B. LIMITATIONS. Tenant shall not permit any odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises or from any portion of the common areas as a result of Tenant's or any Tenant's Party's use thereof, nor take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants or occupants of the Building or Project or elsewhere, or interfere with their use of their respective premises or common areas. Storage outside the Premises of materials, vehicles or any other items is prohibited. Tenant shall not use or allow the Premises to be used for any immoral, improper or unlawful purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. Tenant shall not allow any sale by auction upon the Premises, or place any loads upon the floors, walls or ceilings which could endanger the structure, or place any harmful substances in the drainage system of the Building or Project. No waste, materials or refuse shall be dumped upon or permitted to remain outside the Premises. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of the above-referenced rules or any other terms or provisions of such tenant's or occupant's lease or other contract.

C. COMPLIANCE WITH REGULATIONS. Tenant shall at its sole cost and expense strictly comply with all existing or future applicable municipal, state and federal and other governmental statutes, rules, requirements, regulations, laws and ordinances, including zoning ordinances and regulations, and covenants, easements and restrictions of record governing and relating to the use, occupancy or possession of the Premises, to Tenant's use of the common areas, or to the use, storage, generation or disposal of Hazardous Materials (hereinafter defined) (collectively "REGULATIONS"). Landlord shall be responsible for complying with Regulations (and the ADA to the extent expressly provided in this Lease) pertaining to the common areas of the Project prior to and except to the extent arising out of Tenant's occupancy or use of the Premises or common areas or construction of any Tenant Improvements or Alterations made by or on behalf of Tenant, whether by Landlord or otherwise and whether performed before or after the Term Commencement Date, or installation of any equipment, fixtures, furniture or other personal property in or about the Premises; provided, however; that Landlord may treat costs of such compliance as an Operating Expense in accordance with the terms of Paragraph 7 hereof and to the extent expressly provided below in this Paragraph 4.C. Tenant shall at its sole cost and expense obtain any and all licenses or permits necessary for Tenant's use of the Premises. Tenant shall at its sole cost and expense promptly comply with the requirements of any board of fire underwriters or other similar body now or hereafter constituted. Tenant shall not do or permit anything to be done in, on, under or about the Project or bring or keep anything which will in any way increase the rate of any insurance upon the Premises, Building or Project or upon any contents therein or cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease. Tenant shall have the sole responsibility for complying, at Tenant's cost, with any and all provisions of the Americans with Disabilities Act of 1990, as it has been and may later be amended ("ADA"), (i) with respect to each of the Building A Premises and the Building B Premises; and (ii) with respect to the common areas of the Project where in the case of this clause (ii) such compliance has been brought about by: (A) any of the Building A Premises Tenant Improvements or Alterations to the Building A Premises and the Building B Premises (to the extent any such compliance item arises after the date Landlord delivers possession of the Building B Premises to Tenant), or to the common areas made by or on behalf of Tenant, whether by Landlord or otherwise, and performed after the Building A Premises Term Commencement Date and delivery of possession of the Building B Premises to Tenant; (B) requirements of Tenant's employees, or any changes to Tenant's use of the Premises; or (C) any architectural barriers caused by Tenant's installation of any equipment, fixtures, furniture, or other personal property in or about the Premises (items
(i) and (ii) collectively, "TENANT'S ADA RESPONSIBILITIES"). Tenant shall indemnify, defend and hold Landlord, its agents and employees harmless from and against any and all claims, damages, or liabilities (including, without limitation, reasonable attorneys' fees and costs) arising directly or indirectly from Tenant's failure to satisfy any of Tenant's ADA Responsibilities and/or any Regulation (except to the extent such compliance with Regulations is expressly made a Landlord responsibility hereunder). Landlord shall indemnify, defend and hold Tenant, its agents and employees harmless from and against any and all claims, damages or liabilities arising directly or indirectly from Landlord's failure to comply with any obligations of a landlord under the ADA, other than such claims, damages or liabilities arising from Tenant's failure to satisfy any of Tenant's ADA Responsibilities; provided, however, that Landlord may treat costs of ADA compliance with respect to the common areas of the Project to the extent such compliance item arises after the date Landlord delivers possession of the Building A Premises and the Building B Premises as an Operating Expense in accordance with Paragraph 7 hereof. In the event that during the Term hereof, or any extension thereto, a governmental agency or other entity with appropriate jurisdiction requires work to be performed to comply with either the ADA, regardless of whether the costs thereof shall be deemed an Operating Expense or attributable to the account of Tenant or another tenant in the Project, Landlord shall perform all such work that is of a structural nature, is located in the common areas of the Project or is visible form the exterior of the Building. Landlord shall, at Tenant's written request, perform such nonstructural compliance work in the Premises on Tenant's behalf. Landlord represents that, as of the dates Landlord delivers possession of the Building A Premises and the Building B Premises, respectively, to Tenant, to the best of Landlord's actual knowledge, the Base Building Work and the Building A Premises Tenant Improvements shall comply in all material respects with each of: (x) the ADA, and (y) Regulations, as the ADA and Regulations have each been interpreted in San Mateo County and as each of the ADA and Regulations pertain to each of the Base Building Work and the Building A Premises Tenant Improvements. Any costs incurred by Landlord to comply with ADA and Regulations solely as described in the foregoing sentence shall not be an Operating Expense as defined herein.

D. HAZARDOUS MATERIALS. As used in this Lease, "HAZARDOUS MATERIALS" shall include, but not be limited to, hazardous, toxic and radioactive materials and those substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or other similar designations in any Regulation. Tenant shall not cause, or allow any of Tenant's Parties to cause, any

Hazardous Materials to be handled, used, generated, stored, released or disposed of in, on, under or about the Premises, the Building or the Project or surrounding land or environment in violation of any Regulations. Tenant must obtain Landlord's written consent prior to the introduction of any Hazardous Materials onto the Project. Notwithstanding the foregoing, Tenant may handle, store, use and dispose of products containing small quantities of Hazardous Materials for "general office purposes" (such as toner for copiers) to the extent customary and necessary for the Permitted Use of the Premises; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building, or Project or surrounding land or environment. Tenant shall immediately notify Landlord in writing of any Hazardous Materials' contamination of any portion of the Project of which Tenant becomes aware, whether or not caused by Tenant. Landlord shall have the right at all reasonable times to inspect the Premises and to conduct tests and investigations to determine whether Tenant is in compliance with the foregoing provisions, the costs of all such inspections, tests and investigations to be borne by Landlord unless Landlord has reasonable cause to believe Tenant or any of Tenant's Parties has violated this Paragraph 4.D or any Regulation, in which event, such costs shall be borne solely by Tenant. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses (including attorneys' and consultants' fees and court costs), demands, causes of action, or judgments directly or indirectly arising out of or related to the use, generation, storage, release, or disposal of Hazardous Materials by Tenant or any of Tenant's Parties in, on, under or about the Premises, the Building or the Project or surrounding land or environment, which indemnity shall include, without limitation, damages for personal or bodily injury, property damage, damage to the environment or natural resources occurring on or off the Premises, losses attributable to diminution in value or adverse effects on marketability, the cost of any investigation, monitoring, government oversight, repair, removal, remediation, restoration, abatement, and disposal, and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the expiration or earlier termination of this Lease. Neither the consent by Landlord to the use, generation, storage, release or disposal of Hazardous Materials nor the strict compliance by Tenant with all laws pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification pursuant to this Paragraph 4.D. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease. Landlord shall indemnify, defend and hold Tenant harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses, including without limitation reasonable attorneys' fees and costs, arising out of any Hazardous Material in, on or about the Project or the Premises which was created, handled, placed, stored, used, transported or disposed of prior to the dates Landlord delivers possession of the Building A Premises and the Building B Premises, respectively, excluding, however, any Hazardous Material whose presence was caused by Tenant or any Tenant's Parties. Landlord's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

                            5. RULES AND REGULATIONS

     Tenant shall faithfully observe and comply with the building rules and regulations attached hereto as EXHIBIT A and any other reasonable rules and regulations and any modifications or additions thereto which Landlord may from time to time prescribe in writing for the purpose of maintaining the proper care, cleanliness, safety, traffic flow and general order of the Premises or the Building or Project. Tenant shall cause Tenant's Parties to comply with such rules and regulations. Landlord shall apply such rules and regulations in a nondiscriminatory manner Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of such rules and regulations, any other tenant's or occupant's lease or any Regulations.

                                    6. RENT

A. BASE RENT. Tenant shall pay to Landlord and Landlord shall receive, without notice or demand throughout the Term, Base Rent as specified in the Basic Lease Information, payable in monthly installments in advance on or before the first day of each calendar month, in lawful money of the United States, without deduction or offset whatsoever, at the Remittance Address specified in the Basic Lease Information or to such other place as Landlord may from time to time designate in writing. Base Rent for the first full month of the Term shall be paid by Tenant upon Tenant's execution of this Lease. If the obligation for payment of Base Rent commences on a day other than the first day of a month, then Base Rent shall be prorated and the prorated installment shall be paid on the first day of the calendar month next succeeding the Term Commencement Date. The Base Rent payable by Tenant hereunder is subject to adjustment as provided elsewhere in this Lease, as applicable. As used herein, the term "Base Rent" shall mean the Base Rent specified in the Basic Lease Information as it may be so adjusted from time to time.

B. ADDITIONAL RENT. All monies other than Base Rent required to be paid by Tenant hereunder, including, but not limited to, Tenant's Proportionate Share of Operating Expenses, as specified in Paragraph 7 of this Lease, charges to be paid by Tenant under Paragraph 15, the interest and late charge described in Paragraphs 26.C. and D., and any monies spent by Landlord pursuant to Paragraph 30, shall be considered additional rent ("ADDITIONAL RENT"). "RENT" shall mean Base Rent and Additional Rent.

                             7. OPERATING EXPENSES

A. OPERATING EXPENSES. In addition to the Base Rent required to be paid hereunder, Tenant shall pay as Additional Rent, Tenant's Proportionate Share of the Building and/or Project (as applicable), as defined in the Basic Lease Information, of Operating Expenses (defined below) in the manner set forth below. Tenant shall pay the applicable Tenant's Proportionate Share of such Operating Expenses. Landlord and Tenant acknowledge that if the number of buildings which constitute the Project increases or decreases, or if physical changes are made to the Premises, Building or Project or the configuration of any thereof, Landlord may at its discretion reasonably adjust Tenant's Proportionate Share of the Building or Project to reflect the change. Landlord shall operate and maintain the Building and the Project in a manner consistent with Landlord's operation and management of other buildings and projects owned by Spieker Properties, L.P. in the mid-Peninsula geographical area, or if Spieker Properties, L.P. does not own any buildings or projects in the mid-Peninsula geographic area, in a manner consistent with similar office buildings and projects located in such geographic area. In the event that Spieker Properties, L.P., or an affiliate thereof, is not the Landlord under this Lease, the Landlord under this Lease shall operate the Building and the Project in a first-class manner consistent with other first-class buildings and projects in the mid-Peninsula geographic area. Landlord's determination of Tenant's Proportionate Share of the Building and of the Project shall be conclusive so long as it is reasonably and consistently applied. "OPERATING EXPENSES" shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay, because of or in connection with the ownership, management, maintenance, repair, preservation, replacement and operation of the Building or Project and its supporting facilities and such additional facilities now and in subsequent years as may be reasonably determined by Landlord to be necessary or desirable to the Building and/or Project (as determined in a reasonable manner) other than those expenses and costs which are specifically attributable to Tenant or which are expressly made the financial responsibility of Landlord or specific tenants of the Building or Project pursuant to this Lease. Operating Expenses shall include, but are not limited to, the following:

         (1) TAXES. All real property taxes and assessments, possessory interest taxes, sales taxes, personal property taxes, business or license taxes or fees, gross receipts taxes, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, and other impositions, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind (including fees "in-lieu" of any such tax or assessment) which are now or hereafter assessed, levied, charged, confirmed, or imposed by any public authority upon the Building or Project, its operations or the Rent (or any portion or component thereof), or any tax, assessment or fee imposed in substitution, partially or totally, of any of the above. Operating Expenses shall also include any taxes, assessments, reassessments, or other fees or impositions with respect to the development, leasing, management, maintenance, alteration, repair, use or occupancy of the Premises, Building or Project or any portion thereof, including, without limitation, by or for Tenant, and all increases therein or reassessments thereof whether the increases or reassessments result from increased rate and/or valuation (whether upon a transfer of the Building or Project or any portion thereof or any interest therein or for any other reason). Operating Expenses shall not include inheritance or estate taxes imposed upon or assessed against the interest of any person in the Project, or taxes computed upon the basis of the net income of any owners of any interest in the Project. If it shall not be lawful for Tenant to reimburse Landlord for all or any part of such taxes, the monthly rental payable to Landlord under this Lease shall be revised to net Landlord the same net rental after imposition of any such taxes by Landlord as would have been payable to Landlord prior to the payment of any such taxes.

         (2) INSURANCE. All insurance premiums and costs, including, but not limited to, any deductible amounts, premiums and other costs of insurance incurred by Landlord, including for the insurance coverage set forth in Paragraph 8.A. herein. Notwithstanding the foregoing, in the event an earthquake event which affects the Premises, the Building or the Project occurs, insurance deductibles due in connection with earthquake insurance covering such event shall only be passed through as an Operating Expense at one time up to an amount equal to Two Hundred Fifty Thousand Dollars ($250,000.00) and any amounts in excess shall be amortized over the useful life of the repairs and restoration made in connection with such earthquake event as such useful is reasonably determined by Landlord and in accordance with generally accepted accounting principles.

         (3) COMMON AREA MAINTENANCE.

                  (a) Repairs, replacements, and general maintenance of and for the Building and Project and public and common areas and facilities of and comprising the Building and Project, including, but not limited to, the roof and roof membrane, windows, elevators, restrooms, conference rooms, if any, health club facilities, if any, lobbies, mezzanines, balconies, mechanical rooms, building exteriors, alarm systems, pest extermination, landscaped areas, parking and service areas, driveways, sidewalks, loading areas, fire sprinkler systems, sanitary and storm sewer lines, utility services, heating/ventilation/air conditioning systems, electrical, mechanical or other systems, telephone equipment and wiring servicing, plumbing, lighting, and any other items or areas which affect the operation or appearance of the Building or Project, which determination shall be at Landlord's discretion, except for: those items expressly made the financial responsibility of Landlord pursuant to Paragraph 10 hereof; those items to the extent paid for by the proceeds of insurance; and those items attributable solely or jointly to specific tenants of the Building or Project.

                  (b) Repairs, replacements, and general maintenance shall include the cost of any capital improvements made to or capital assets acquired for the Project or Building that in Landlord's discretion may reduce any other Operating Expenses, including present or future repair work, are reasonably necessary for the health and safety of the occupants of the Building or Project, or are required to comply with any Regulation, such costs or allocable portions thereof to be amortized over the useful life of such improvement as Landlord shall reasonably determine, substantially in accordance with generally accepted accounting principles, together with interest on the unamortized balance at the publicly announced "prime rate" charged by Wells Fargo Bank, N.A. (San Francisco) or its successor at the time such improvements or capital assets are constructed or acquired, plus two (2) percentage points, or in the absence of such prime rate, then at the U.S. Treasury six-month market note (or bond, if so designated) rate as published by any national financial publication selected by Landlord, plus four (4) percentage points, but in no event more than the maximum rate permitted by law. Any significant capital items to be replaced during the last twenty-four (24) months of the initial Term shall be treated in accordance with the terms of this Paragraph 7 or shall be shared between Landlord and Tenant in a manner to allocate the anticipated benefits of such items as reasonably determined by Landlord, which ever is less to Tenant.

                  (c) Payment under or for any easement, license, permit, operating agreement, declaration, restrictive covenant or instrument relating to the Building or Project; provided, however, that such costs shall not include any costs associated with airplane hangers on the Project.

                  (d) All expenses and rental related to services and costs of supplies, materials and equipment used in operating, managing and maintaining the Premises, Building and Project, the equipment therein and the adjacent sidewalks, driveways, parking and service areas, including, without limitation, expenses related to service agreements regarding security, fire and other alarm systems, janitorial services, window cleaning, elevator maintenance, Building exterior maintenance, landscaping and expenses related to the administration, management and operation of the Project, including without limitation salaries, wages and benefits for employees or independent contractors to the extent directly involved in the operation and management of the Building or Project and management office rent for office space occupied by employees or independent contractors to the extent directly involved in the operation and management of the Building or Project.

                  (e) The cost of supplying any services and utilities which benefit all or a portion of the Premises, Building or Project, including without limitation services and utilities provided pursuant to Paragraph 15 hereof; provided, however, that Tenant may contract directly with Pacific Gas & Electric Company for such services and utilities with respect to the Building B Premises, and in such event, the costs of such services and utilities shall be excluded from the computation of the management fee described in subparagraph (g) below.

                  (f) Legal expenses and the cost of audits by certified public accountants; provided, however, that legal expenses chargeable as Operating Expenses shall not include the cost of negotiating leases, collecting rents, evicting tenants nor shall it include costs incurred in legal proceedings with or against any tenant or to enforce the provisions of any lease.

                  (g) A management and accounting cost recovery fee not to exceed three percent (3%) during the first forty-eight months following the Building B Premises Term Commencement Date and four percent (4%) for the balance of the initial Term of this Lease, each of the sum of the Project's base rents and Operating Expenses (other than such management and accounting fee).

                  (h) Repairs, replacements, and general maintenance shall include the cost of any remediation of or repair due to the use of any common Hazardous Materials, such as office and janitorial supplies and materials used in connection with the systems and equipment which operate the Building and the Project, with such Hazardous Materials used in customary quantities in connection with the ownership, management, maintenance, repair, preservation, replacement and operation of the Building or Project and its supporting facilities and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary or desirable to the Building and/or Project (as determined in a reasonable manner).

If the rentable area of the Building and/or Project is not fully occupied during any fiscal year of the Term as determined by Landlord, an adjustment shall be made in Landlord's discretion in computing the Operating Expenses for such year so that Tenant pays an equitable portion of all variable items (e.g., utilities, janitorial services and other component expenses that are affected by variations in occupancy levels) of Operating Expenses, as reasonably determined by Landlord; provided, however, that in no event shall Landlord be entitled to collect in excess of one hundred percent (100%) of the total Operating Expenses from all of the tenants in the Building or Project, as the case may be.

Operating Expenses shall not include the cost of providing tenant improvements or other specific costs incurred for the account of, separately billed to and paid by specific tenants of the Building or Project, the initial construction cost of the Building, or debt service on any mortgage or deed of trust recorded with respect to the Project other than pursuant to Paragraph 7.A.(3)(b) above. Notwithstanding anything herein to the contrary, in any instance wherein Landlord, in Landlord's reasonable discretion, deems Tenant to be responsible for any amounts greater than Tenant's Proportionate Share, Landlord shall have the right to allocate costs in any manner Landlord deems appropriate. Landlord shall enforce the foregoing sentence in a nondiscriminatory manner with respect to all tenants of the Building in accordance with their respective leases.

In addition, notwithstanding anything in the definition of Operating Expenses in this Lease to the contrary, Operating Expenses shall not include the following, except to the extent specifically provided:

         (i)      Any ground lease rental;

         (ii) Costs of capital improvements, replacements or equipment and any depreciation or amortization expenses thereon, except to the extent included in Operating Expenses in Paragraph 7.A of this Lease;

         (iii) Rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement which is specifically excluded in clause (ii) above (excluding, however, equipment not affixed to the Building or Project which is used in providing janitorial or similar services);

         (iv) Costs incurred by Landlord for the repair of damage to or rebuilding of the Building or Project, to the extent that Landlord is reimbursed by insurance proceeds;

         (v) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant or other occupant improvements made for tenants or other occupants in the Building or the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for or the premises of other tenants or other occupants of the Building;

         (vi) Marketing costs, including leasing commissions, attorneys' fees in connection with the negotiation and preparation or enforcement of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building or the Project;

         (vii) Costs incurred by Landlord due to the violation by Landlord of the terms and conditions of any lease of space in the Building or the Project or any costs incurred by Landlord in connection with disputes with other tenants of the Building or Project;

         (viii) Except to the extent included in Operating Expenses in Paragraph 7.A(3) above, interest, principal, points and fees on debt or amortization payments on any mortgage or deed of trust or any other debt instrument encumbering the Building or Project or the land on which the Building or Project is situated;

         (ix) Except for making repairs or keeping permanent systems in operation while repairs are being made, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building or Project which is used in providing janitorial or similar services;

         (x) Advertising and promotional expenditures (except for retail property promotions);

         (xi) Costs incurred in connection with upgrading the Building or Project to comply with disability, life, fire and safety codes in effect prior to the issuance of the temporary certificate of occupancy for the Building;

         (xii) Interest, fines or penalties incurred as a result of Landlord's failure to make payments when due unless such failure is commercially reasonable under the circumstances;

         (xiii) Costs arising from Landlord's charitable or political contributions;

         (xiv) Costs for acquisition of sculpture, paintings or other objects of art in common areas;

         (xv) The depreciation of the Building and other real property structures in the Project;

         (xvi) Costs to correct defects in construction and design materials or workmanship in the Building or Project during the construction warranty period applicable to the Project;

         (xvii) The costs of a full roof replacement during the initial Term of this Lease;

         (xviii) After hours and excess or special utilities or services provided to other tenants of the Project and not to Tenant;

         (xix) The costs of repairs and maintenance of the structural soundness of the roof, the foundation and the exterior and interior walls of the Building A Premises and the Building B Premises as such costs are expressly made Landlord's responsibility in Paragraph 10 hereof;

         (xx) The costs of services provided to the Building or Project charged by an affiliate of Landlord to the extent such costs are above then-current market rates for such services as reasonably determined by Landlord;

         (xxi) Except as expressly provided herein, the cost incurred to treat, survey, clean, contain, abate, remove or otherwise remedy Hazardous Materials in, on or about the Building or Project due to another tenant's default under its lease or due to an act of Landlord or Landlord's agents, employees or invitees;

         (xxii) Landlord's general corporate overhead and general administrative expenses not related to the operation of the Building or the Project, except as specifically set forth in Paragraph 7.A of this Lease; and

         (xxiii) Any bad debt loss, rent loss or reserves for bad debts or rent loss, or reserves for equipment or capital replacement.

The above enumeration of services and facilities shall not be deemed to impose an obligation on Landlord to make available or provide such services or facilities except to the extent if any that Landlord has specifically agreed elsewhere in this Lease to make the same available or provide the same. Without limiting the generality of the foregoing, Tenant acknowledges and agrees that it shall be responsible for providing adequate security for its use of the Premises, the Building and the Project and that Landlord shall have no obligation or liability with respect thereto, except to the extent if any that Landlord has specifically agreed elsewhere in this Lease to provide the same.

B. PAYMENT OF ESTIMATED OPERATING EXPENSES. "ESTIMATED OPERATING EXPENSES" for any particular year shall mean Landlord's estimate of the Operating Expenses for such fiscal year made with respect to such fiscal year as hereinafter provided. Landlord shall have the right from time to time to revise its fiscal year and interim accounting periods so long as the periods as so revised are reconciled with prior periods in a reasonable manner. During the last month of each fiscal year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of the Estimated Operating Expenses for the ensuing fiscal year. Tenant shall pay Tenant's Proportionate Share of the Estimated Operating Expenses with installments of Base Rent for the fiscal year to which the Estimated Operating Expenses applies in monthly installments on the first day of each calendar month during such year, in advance. Such payment shall be construed to be Additional Rent for all purposes hereunder. If at any time during the course of the fiscal year, Landlord determines that Operating Expenses are projected to vary from the then Estimated Operating Expenses by more than five percent (5%), Landlord may, by written notice to Tenant, revise the Estimated Operating Expenses for the balance of such fiscal year, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such fiscal year Tenant has paid to Landlord Tenant's Proportionate Share of the revised Estimated Operating Expenses for such year, such revised installment amounts to be Additional Rent for all purposes hereunder.

C. COMPUTATION OF OPERATING EXPENSE ADJUSTMENT. "OPERATING EXPENSE ADJUSTMENT" shall mean the difference between Estimated Operating Expenses and actual Operating Expenses for any fiscal year determined as hereinafter provided. Within ninety (90) days after the end of each fiscal year, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of actual Operating Expenses for the fiscal year just ended, accompanied by a computation of Operating Expense Adjustment. If such statement shows that Tenant's payment based upon Estimated Operating Expenses is less than Tenant's Proportionate Share of Operating Expenses, then Tenant shall pay to Landlord the difference within thirty (30) days after receipt of such statement, such payment to constitute Additional Rent for all purposes hereunder. If such statement shows that Tenant's payments of Estimated Operating Expenses exceed Tenant's Proportionate Share of Operating Expenses, then (provided that Tenant is not in default under this Lease) Landlord shall pay to Tenant the difference within thirty (30) days after delivery of such statement to Tenant. If this Lease has been terminated or the Term hereof has expired prior to the date of such statement, then the Operating Expense Adjustment shall be paid by the appropriate party within thirty (30) days after the date of delivery of the statement. Should this Lease commence or terminate at any time other than the first day of the fiscal year, Tenant's Proportionate Share of the Operating Expense Adjustment shall be prorated based on a month of 30 days and the number of calendar months during such fiscal year that this Lease is in effect. Notwithstanding anything to the contrary contained in Paragraph 7.A or 7.B, Landlord's failure to provide any notices or statements within the time periods specified in those paragraphs shall in no way excuse Tenant from its obligation to pay Tenant's Proportionate Share of Operating Expenses.

D. NET LEASE. This shall be a triple net Lease and Base Rent shall be paid to Landlord absolutely net of all costs and expenses, except as specifically provided to the contrary in this Lease. The provisions for payment of Operating Expenses and the Operating Expense Adjustment are intended to pass on to Tenant and reimburse Landlord for all costs and expenses of the nature described in Paragraph 7.A. incurred in connection with the ownership, management, maintenance, repair, preservation, replacement and operation of the Building and/or Project and its supporting facilities and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary to the Building and/or Project.

E. TENANT AUDIT. If Tenant shall dispute the amount set forth in any statement provided by Landlord under Paragraph 7.B. or 7.C. above, Tenant shall have the right, not later than sixty (60) days following receipt of such statement and upon the condition that Tenant shall first deposit with Landlord the full amount in dispute, to cause Landlord's books and records with respect to Operating Expenses for such fiscal year to be audited by certified public accountants selected by Tenant and subject to Landlord's reasonable right of approval. The Operating Expense Adjustment shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for a refund in excess of six percent (6%) of Tenant's Proportionate Share of the Operating Expenses previously reported, the cost of such audit shall be borne by Landlord; otherwise the cost of such audit shall be paid by Tenant. If Tenant shall not request an audit in accordance with the provisions of this Paragraph 7.E. within sixty (60) days after receipt of Landlord's statement provided pursuant to Paragraph 7.B. or 7.C., such statement shall be final and binding for all purposes hereof.

                        8. INSURANCE AND INDEMNIFICATION

A. LANDLORD'S INSURANCE. All insurance maintained by Landlord shall be for the sole benefit of Landlord and under Landlord's sole control.

         (1) PROPERTY INSURANCE. Landlord agrees to maintain property insurance insuring the Building against damage or destruction due to risk including fire, vandalism, and malicious mischief in an amount not less than the replacement cost thereof, in the form and with deductibles and endorsements as selected by Landlord. At its election, Landlord may instead (but shall have no obligation to) obtain "All Risk" coverage, and may also obtain earthquake, pollution, and/or flood insurance in amounts selected by Landlord.

         (2) OPTIONAL INSURANCE. Landlord, at Landlord's option, may also (but shall have no obligation to) carry insurance against loss of rent, in an amount equal to the amount of Base Rent and Additional Rent that Landlord could be required to abate to all Building tenants in the event of condemnation or casualty damage for a period of twelve (12) months. Landlord may also (but shall have no obligation to) carry such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Landlord shall not be obligated to insure, and shall have no responsibility whatsoever for any damage to, any furniture, machinery, goods, inventory or supplies, or other personal property or fixtures which Tenant may keep or maintain in the Premises, or any leasehold improvements, additions or alterations within the Premises.

B. TENANT'S INSURANCE.

         (1) PROPERTY INSURANCE. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term, insurance on all personal property and fixtures of Tenant and all improvements, additions or alterations made by or for Tenant to the Premises on an "All Risk" basis, insuring such property for the full replacement value of such property. Tenant's property insurance shall also cover the Generator, as described in Paragraph 39.D.

         (2) LIABILITY INSURANCE. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term Commercial General Liability insurance covering bodily injury and property damage liability occurring in or about the Premises or arising out of the use and occupancy of the Premises and the Project, and any part of either, and any areas adjacent thereto, and the business operated by Tenant or by any other occupant of the Premises, but such occupants shall not include any other tenants of the Project except to the extent that such other tenant is Tenant's invitee. Such insurance shall include contractual liability insurance coverage insuring all of Tenant's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000.00), and a minimum general aggregate limit of Three Million Dollars ($3,000,000.00), with an "Additional Insured - Managers or Lessors of Premises Endorsement." All such policies shall be written to apply to all bodily injury (including death), property damage or loss, personal and advertising injury, occurring during the policy term, shall be endorsed to add Landlord and any party holding an interest to which this Lease may be subordinated as an additional insured, and shall provide that such coverage shall be "PRIMARY" and non-contributing with any insurance maintained by Landlord, which shall be excess insurance only. Such coverage shall also contain endorsements including employees as additional insureds if not covered by Tenant's Commercial General Liability Insurance. All such insurance shall provide for the severability of interests of insureds; and shall be written on an "OCCURRENCE" basis, which shall afford coverage for all claims based on acts, omissions, injury and damage, which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period.

         (3) WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY INSURANCE. Tenant shall carry Workers' Compensation Insurance as required by applicable California state law or other applicable Regulation, throughout the Term at Tenant's sole cost and expense. Tenant shall also carry Employers' Liability Insurance in amounts not less than One Million Dollars ($1,000,000) each accident for bodily injury by accident; One Million Dollars ($1,000,000) policy limit for bodily injury by disease; and One Million Dollars ($1,000,000) each employee for bodily injury by disease, throughout the Term at Tenant's sole cost and expense.

         (4) GENERAL INSURANCE REQUIREMENTS. All coverages described in this Paragraph 8.B. shall be endorsed to (i) provide Landlord with thirty
         (30) days' notice of cancellation (for reasons other than failure to pay an associated premium) or change in any material term and ten (10) days' notice of cancellation due to failure to pay the associated premium; and (ii) waive all rights of subrogation by the insurance carrier against Landlord. If at any time during the Term the amount or coverage of insurance which Tenant is required to carry under this Paragraph 8.B. is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or tenants of properties located in the general area in which the Premises are located which are similar to and operated for similar purposes as the Premises or if Tenant's use of the Premises should change with or without Landlord's consent, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this Paragraph 8.B. All insurance policies required to be carried by Tenant under this Lease shall be written by companies rated A X or better in "Best's Insurance Guide" and authorized to do business in the State of California. In any event deductible amounts under all insurance policies required to be carried by Tenant under this Lease shall not exceed Five Thousand Dollars ($5,000.00) per occurrence. Tenant shall deliver to Landlord on or before the Term Commencement Date, and thereafter at least thirty (30) days before the expiration dates of the expired policies, certified copies of Tenant's insurance policies, or a certificate evidencing the same issued by the insurer thereunder; and, if Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at Landlord's option and in addition to Landlord's other remedies in the event of a default by Tenant hereunder, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent.

C. TENANT INDEMNIFICATION. Tenant shall indemnify, defend by counsel mutually acceptable to Landlord, Tenant and Tenant's insurer, protect and hold Landlord harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses, including reasonable attorneys' and consultants' fees and court costs, demands, causes of action, or judgments, directly or indirectly arising out of or related to: (1) claims of injury to or death of persons or damage to property occurring or resulting directly or indirectly from the use or occupancy of the Premises, Building or Project by Tenant or Tenant's Parties, or from activities or failures to act of Tenant or Tenant's Parties; (2) claims arising from work or labor performed, or for materials or supplies furnished to or at the request or for the account of Tenant in connection with performance of any work done for the account of Tenant within the Premises or Project;
(3) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease; and (4) claims arising from the negligence or intentional acts or omissions of Tenant or Tenant's Parties. The foregoing indemnity by Tenant shall not be applicable to claims to the extent arising from the gross negligence or willful misconduct of Landlord or Landlord's agents, employees or invitees. The provisions of this Paragraph shall survive the expiration or earlier termination of this Lease.

D. LANDLORD INDEMNIFICATION. Landlord shall indemnify, defend by counsel mutually acceptable to Tenant, Landlord and Landlord's insurer, protect and hold Tenant harmless from and against any and all claims, liabilities, losses, costs, damages, injuries or expenses, including reasonable attorneys' and consultants' fees and court costs, demands, causes of action, or judgments arising out of or relating to the gross negligence or willful misconduct of Landlord or Landlord's agents, employees or invitees. Notwithstanding the foregoing or subparagraph 8.C above, or anything to the contrary contained in this Lease, Landlord shall in no event be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises, Building or Project, including without limitation the common areas, whether caused by theft, fire, rain or water leakage of any character from the roof, walls, plumbing, sprinklers, pipes, basement or any other portion of the Premises, Building or Project, or caused by gas, fire, oil or electricity in, on or about the Premises, Building or Project, or from any other systems except in each case to the extent caused by the gross negligence or willful misconduct of Landlord, or Landlord's agents, employees or invitees, or by acts of God (including without limitation flood or earthquake), acts of a public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or from any other cause whatsoever, or for any damage or inconvenience which may arise through repair, subject to and except as expressly otherwise provided in Paragraph 9 or 10 of this Lease. In addition, Landlord shall in no event be liable for (i) injury to Tenant's business or any loss of income or profit therefrom or from consequential damages, or (ii) sums up to the amount of insurance proceeds received by Tenant. The foregoing indemnity by Landlord shall not be applicable to claims to the extent arising from the negligence or willful misconduct of Tenant or Tenant's Parties. The foregoing indemnity by Landlord shall survive the expiration or earlier termination of this Lease.

                            9. WAIVER OF SUBROGATION

     To the extent permitted by law and without affecting the coverage provided by insurance to be maintained hereunder or any other rights or remedies, Landlord and Tenant each waive any right to recover against the other for: (a) damages for injury to or death of

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


persons; (b) damages to property, including personal property; (c) damages to the Premises or any part thereof; and (d) claims arising by reason of the foregoing due to hazards covered by insurance maintained or required to be maintained pursuant to this Lease to the extent of proceeds recovered therefrom, or proceeds which would have been recoverable therefrom in the case of the failure of any party to maintain any insurance coverage required to be maintained by such party pursuant to this Lease. This provision is intended to waive fully, any rights and/or claims arising by reason of the foregoing, but only to the extent that any of the foregoing damages and/or claims referred to above are covered or would be covered, and only to the extent of such coverage, by insurance actually carried or required to be maintained pursuant to this Lease by either Landlord or Tenant. This provision is also intended to waive fully, and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation on any insurance carrier. Subject to all qualifications of this Paragraph 9, Landlord waives its rights as specified in this Paragraph 9 with respect to any subtenant that it has approved pursuant to Paragraph 21 but only in exchange for the written waiver of such rights to be given by such subtenant to Landlord upon such subtenant taking possession of the Premises or a portion thereof. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy.

                     10. LANDLORD'S REPAIRS AND MAINTENANCE

     Landlord shall at Landlord's expense maintain in good repair, reasonable wear and tear excepted, the structural soundness of the roof and foundations, and the structural soundness of the exterior and interior load-bearing walls of the Building. The term "exterior walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Landlord shall maintain in good and working condition the building systems, landscaping, hardscaping and parking areas, each as described in Paragraph 7.A.3(a) hereof, which costs may be treated as an Operating Expense in accordance with Paragraph 7. Any damage caused by or repairs necessitated by any negligence or act of Tenant or Tenant's Parties may be repaired by Landlord at Landlord's option and Tenant's expense. Tenant shall immediately give Landlord written notice of any defect or need of repairs in such components of the Building for which Landlord is responsible, after which Landlord shall have a reasonable opportunity and the right to enter the Premises at all reasonable times to repair same. Landlord's liability with respect to any defects, repairs, or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance, and there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of repairs, alterations or improvements in or to any portion of the Premises, the Building or the Project or to fixtures, appurtenances or equipment in the Building, except as provided in Paragraph 24. Except for the structural frame and foundation, Tenant may have the right to make repairs for any repairs or maintenance for which Landlord is responsible and for which Tenant has submitted written notice of same, and Landlord has not determined to repair and/or begun such repair within thirty (30) days after receipt of such notice or such shorter time as shall be reasonable in the event of an emergency (which shall be situations of risk of personal injury or death, significant property damage to Tenant's personal property or property damage to the Premises or the Building or Project, or in the event work in connection with the compliance with Regulations is immediately required); provided however, that if such damage is of such a nature that it cannot be repaired with such thirty (30) day period, then the period shall be extended (except in case of emergency as aforesaid) so long as a reasonable course of action is commenced within such thirty (30) day period and is thereafter diligently prosecuted to completion. In the event that Tenant so performs any repairs, Landlord shall reimburse the actual and reasonable cost thereof to Tenant within thirty (30) days after Landlord's receipt of written demand therefor accompanied by documentary evidence of such costs, except in the case of a dispute between the parties regarding the existence of a breach by Landlord as described in this Paragraph 10, in which event the parties shall submit such dispute to arbitration as herein described. Base Rent and Additional Rent shall not be diminished during the period of notice or repair. In the event that any dispute regarding the existence of a breach by Landlord of this paragraph cannot be resolved by the parties within a reasonable period of time, Landlord and Tenant shall submit such dispute to arbitration in accordance with Paragraph 39.F hereof. Notwithstanding the right of Tenant under this paragraph or Paragraph 11 to make repairs, should such repair or other maintenance as undertaken by Tenant affect any operation or part of the Building in an adverse manner so that Landlord shall have to correct such effect, Tenant shall be solely liable and responsible for Landlord's cost of returning the Building or system or operation to proper condition. Subject to punchlist items, by taking possession of the Premises, Tenant accepts them "as is," as being in good order, condition and repair and the condition in which Landlord is obligated to deliver them and suitable for the Permitted Use and Tenant's intended operations in the Premises, whether or not any notice of acceptance is given.

                      11. TENANT'S REPAIRS AND MAINTENANCE

     Tenant shall at all times during the Term at Tenant's expense maintain all parts of the Premises and such portions of the Building as are within the exclusive control of Tenant (except to the extent such repair and maintenance obligations are express obligations of Landlord as described in Paragraph 10 hereof) in a first-class, good, clean and secure condition and promptly make all necessary repairs and replacements, as reasonably determined by Landlord, with materials and workmanship of the generally equivalent character, kind and quality as the original. Notwithstanding anything to the contrary contained herein, Tenant shall, at its expense, promptly repair any damage to the Premises or the Building or Project resulting from or caused by any negligence or act of Tenant or Tenant's Parties.

                                12. ALTERATIONS

A. Tenant shall not make, or allow to be made, any alterations, physical additions, improvements or partitions, including without limitation the attachment of any fixtures or equipment, in, about or to the Premises ("ALTERATIONS") without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to proposed Alterations which: (a) comply with all applicable Regulations; (b) are, in Landlord's opinion, compatible with the Building or the Project and its mechanical, plumbing, electrical, heating/ventilation/air conditioning systems, and will not cause the Building or Project or such systems to be required to be modified to comply with any Regulations (including, without limitation, the Americans With Disabilities Act); and (c) will not interfere with the use and occupancy of any other portion of the Building or Project by any other tenant or its invitees. Specifically, but without limiting the generality of the foregoing, Landlord shall have the right of written consent for all plans and specifications for the proposed Alterations, construction means and methods, all appropriate permits and licenses, any contractor or subcontractor to be employed on the work of Alterations, and the time for performance of such work, and may impose rules and regulations for contractors and subcontractors performing such work. Tenant shall also supply to Landlord any documents and information reasonably requested by Landlord in connection with Landlord's consideration of a request for approval hereunder. Notwithstanding the foregoing, Tenant shall have the right, without consent of, but upon at least ten (10) business days' prior written notice (as provided under Paragraph 12.B below) to, Landlord, to make non-structural, cosmetic Alterations within the interior of the Premises (and which are not visible from the outside of the Premises), which do not impair the value of the Building, and which cost, in the aggregate, less than Fifty Thousand and No/100 Dollars ($50,000.00) in any twelve (12) month period during the Term of this Lease a "PERMITTED ALTERATION"), provided that such Alterations shall nevertheless be subject to all of the remaining requirements of this Paragraph 12, including without limitation, subparagraphs (a) through (c) above and payment of the administration fee referred to in this Paragraph 12.A, other than the requirement of Landlord's prior consent. In addition, all Alterations shall be performed by duly licensed contractors or subcontractors reasonably acceptable to Landlord, proof of insurance shall be submitted to Landlord as required under Paragraph 8.B above, and Landlord reserves the right to impose reasonable rules and regulations for contractors and subcontractors. Tenant shall, if requested by Landlord, promptly furnish Landlord with complete as-built plans and specifications for any Alterations performed by Tenant to the Premises, at Tenant's sole cost and expense. Tenant shall cause all Alterations to be accomplished in a first-class, good and workmanlike manner, and to comply with all applicable Regulations and Paragraph 27 hereof. Tenant shall at Tenant's sole expense, perform any additional work required under applicable

Regulations due to the Alterations hereunder. No review or consent by Landlord of or to any proposed Alteration or additional work shall constitute a waiver of Tenant's obligations under this Paragraph 12, nor constitute any warranty or representation that the same complies with all applicable Regulations, for which Tenant shall at all times be solely responsible. Tenant shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such Alterations, including any actual and reasonable costs or expenses which Landlord may incur in electing to have outside architects and engineers review said plans and specifications, and shall pay Landlord as Additional Rent hereunder an administration fee not to exceed ten percent (10%) of the cost of the Alterations, which amount shall be negotiated in good faith by the parties at the time Landlord consents to Tenant's request, or in the event of a Permitted Alteration, at the time Tenant informs Landlord of such Permitted Alteration. All such Alterations shall remain the property of Tenant until the expiration or earlier termination of this Lease, at which time they shall be and become the property of Landlord; provided, however, that Landlord may, at Landlord's option, require that Tenant, at Tenant's expense, remove any or all Alterations made by Tenant and restore the Premises by the expiration or earlier termination of this Lease, to their condition existing prior to the construction of any such Alterations. All such removals and restoration shall be accomplished in a first-class and good and workmanlike manner so as not to cause any damage to the Premises or Project whatsoever. If Tenant fails to remove such Alterations or Tenant's trade fixtures or furniture or other personal property, Landlord may keep and use them or remove any of them and cause them to be stored or sold in accordance with applicable law, at Tenant's sole expense. In addition to and wholly apart from Tenant's obligation to pay Tenant's Proportionate Share of Operating Expenses, Tenant shall be responsible for and shall pay prior to delinquency any taxes or governmental service fees, possessory interest taxes, fees or charges in lieu of any such taxes, capital levies, or other charges imposed upon, levied with respect to or assessed against its fixtures or personal property, on the value of Alterations within the Premises, and on Tenant's interest pursuant to this Lease, or any increase in any of the foregoing based on such Alterations. To the extent that any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced to Tenant by Landlord.

In addition, at Landlord's election and notwithstanding the foregoing, however, Tenant shall pay to Landlord the cost of removing any such Alterations (excluding those which Tenant shall not be required to remove as provided in Paragraph 12.C below) and restoring the Premises to their original condition such cost to include a reasonable charge for Landlord's overhead and profit as provided above, and such amount may be deducted from the Security Deposit or any other sums or amounts held by Landlord under this Lease.

B. In compliance with Paragraph 27 hereof, at least ten (10) business days before beginning construction of any Alteration, Tenant shall give Landlord written notice of the expected commencement date of that construction to permit Landlord to post and record a notice of non-responsibility. Upon substantial completion of construction, if the law so provides, Tenant shall cause a timely notice of completion to be recorded in the office of the recorder of the county in which the Building is located.

C. Notwithstanding anything to the contrary contained in Paragraph 12.A, at the time Landlord gives its consent for any Alterations after the initial tenant improvements, Tenant shall also be notified whether or not Landlord will require that such Alterations be removed upon the expiration or earlier termination of this Lease. If Landlord fails to so notify Tenant, it shall be assumed that Landlord will NOT require their removal.

                                   13. SIGNS

Tenant shall not place, install, affix, paint or maintain any signs, notices, graphics or banners whatsoever or any window decor which is visible in or from public view or corridors, the common areas or the exterior of the Premises or the Building, in or on any exterior window or window fronting upon any common areas or service area without Landlord's prior written approval which Landlord shall have the right to withhold in its absolute and sole discretion; provided that Tenant's name shall be included in any Building-standard door and directory signage, if any, in accordance with Landlord's Building signage program, including without limitation, payment by Tenant of any cost for maintaining such signage, which fee shall constitute Additional Rent hereunder. Any installation of signs, notices, graphics or banners on or about the Premises or Project approved by Landlord shall be subject to any Regulations and to any other requirements imposed by Landlord. Tenant shall remove all such signs or graphics by the expiration or any earlier termination of this Lease or by Tenant's vacation of the Premises. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the Premises, Building or Project and any other improvements contained therein, and Tenant shall repair any injury or defacement including without limitation discoloration caused by such installation or removal. Any signage rights granted by Landlord to Tenant shall be exclusive to Tenant and such rights shall not be assigned, subleased or otherwise conveyed without the prior written approval of Landlord of which Landlord shall have the right to withhold in its absolute and sole discretion. Tenant shall be entitled to one (1) temporary sign to be located on the Building A monument as determined by Landlord. Such sign will be designed, constructed and installed at Tenant's sole cost and expense. All signs shall be subject to Landlord's approval, which Landlord shall have the right to withhold in its absolute and sole discretion, and approval of any public authorities having jurisdiction. Tenant shall be responsible to maintain the sign in its original condition. Tenant's temporary sign shall at all times remain the property of Tenant and, upon written request by Landlord after Tenant's occupancy of the Building B Premises, Tenant must remove such temporary sign. Tenant shall repair any damage caused in the removal of its temporary Building A monument sign. Tenant's signage rights under this Paragraph are personal to the original Tenant named in this Lease and shall not inure to the benefit of any assignees or subtenants. Notwithstanding anything contained in this Paragraph 13 to the contrary, Tenant shall be entitled to three (3) signs to be located as follows
(a) one (1) sign on the precast concrete panel above the third floor window line at the southwest corner of the most southern facade of Building B; and (b) one
(1) sign on the precast concrete panel above the third floor window line at the northwest corner of the most western facade of Building B; and (c) one (1) monument sign for Building B, each as depicted on EXHIBIT D attached hereto. Such signage right is personal to Tenant and subject to the following terms and conditions:

         1. Tenant shall submit plans and drawings for such signage to the City of San Carlos and to any other public authorities having jurisdiction and shall obtain written approval from each such jurisdiction prior to installation, and shall fully comply with all applicable Regulations

         2. Tenant shall, at Tenant's sole cost and expense, design, construct and install such signage.

         3. All signs shall be subject to Landlord's prior written approval, which Landlord shall have the right to withhold in its absolute and sole discretion.

         4. Tenant shall maintain its signage in good condition and repair, and all costs of maintenance and repair shall be borne by Tenant. Maintenance shall include, without limitation, cleaning and, if such signage is illuminated, relamping at reasonable intervals. Tenant shall be responsible for any electrical energy used in connection with its signs.

         5. At Landlord's option, Tenant's signage rights granted hereby may be revoked and terminated upon occurrence of any of the following events:

            (a) Tenant shall be in material default, as defined in paragraph 26 as determined by Landlord in its sole discretion, and shall not have cured said default for a period of ninety (90) days.

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

            (b) Except with respect to Permitted Transfers described in Paragraph 21.A(3) hereof, Tenant shall assign this Lease or sublet any portion of the Premises without Landlord's prior written consent in accordance with Paragraph 21, or Tenant occupies less than sixty-five percent (65%) of the Premises in Building B.

            (c) This Lease shall terminate or otherwise no longer be in effect.

         6. Upon the expiration or earlier termination of this Lease or at such other time that Tenant's signage rights are terminated pursuant to the terms hereof, Landlord shall cause Tenant's signage to be removed from the Building and the Building to be repaired and restored to the condition which existed prior to the installation of Tenant's signage (including, if necessary, the replacement of any precast concrete panels), all at the sole cost and expense of Tenant and otherwise in accordance with Paragraph 36 of this Lease, without further notice from Landlord notwithstanding anything to the contrary contained in this Lease. Tenant shall pay all costs and expenses for such removal and restoration within thirty (30) days following delivery of an invoice therefor.

                         14. INSPECTION/POSTING NOTICES

After reasonable notice, except in emergencies where no such notice shall be required, Landlord and Landlord's agents and representatives, shall have the right to enter the Premises to inspect the same, to clean, to perform such work as may be permitted or required hereunder, to make repairs, improvements or alterations to the Premises, Building or Project or to other tenant spaces therein, to deal with emergencies, to post such notices as may be permitted or required by law to prevent the perfection of liens against Landlord's interest in the Project or to exhibit the Premises to prospective tenants, purchasers, encumbrancers or to others, or for any other purpose as Landlord may deem necessary or desirable; provided, however, that Landlord shall use reasonable efforts not to unreasonably interfere with Tenant's business operations. Tenant shall not be entitled to any abatement of Rent by reason of the exercise of any such right of entry, except to the extent Landlord receives insurance proceeds. Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. At any time within six (6) months prior to the expiration of the Term or following any earlier termination of this Lease or agreement to terminate this Lease, Landlord shall have the right to erect on the Premises, Building and/or Project a suitable sign indicating that the Premises are available for lease.

                           15. SERVICES AND UTILITIES

A. Subject to the provisions elsewhere herein contained, Landlord shall furnish to the Premises during ordinary business hours of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Saturdays, Sundays and legal holidays), water for lavatory and drinking purposes and electricity, heat and air conditioning as usually furnished or supplied for use of the Premises for reasonable and normal office use as of the date Tenant takes possession of the Premises as determined by Landlord (but not including above-standard or continuous cooling for excessive heat-generating machines, excess lighting or equipment), janitorial services during the times and in the manner that such services are, in Landlord's judgment, customarily furnished in comparable office buildings in the immediate market area, and elevator service. Subject to Paragraph 7.A hereof, Landlord shall make available to the Premises twenty-four (24) hours per day, seven (7) days per week, electric current as required for operation of the Premises for the Permitted Use for normal lighting and office business machines and water to the Premises for drinking and lavatory purposes in such amounts as required for the comfortable use of the Premises. Provided Tenant is not in material default beyond any applicable cure period, Landlord shall provide additional or after-hours electricity, heating or air conditioning as provided herein. With respect to the Building A Premises, any such after-hours use of such utilities or other services will be made available and will be billed as an after-hours Rent assessment. After-hours use may be metered by Landlord with a bypass timer located on the applicable floors of Building A or through establishment of a recognized monthly after-hours assessment based upon Landlord's estimate of Tenant's usage. Such costs will be payable by Tenant to Landlord within thirty (30) days after demand as Additional Rent. The minimum amount of after-hours usage shall be two (2) hours, and the cost thereof shall not exceed Twenty-Five Dollars ($ 25.00) per hour per floor of the Building A Premises during the initial year of the Lease Term, subject to adjustment thereafter to reflect increases in the cost of such utilities or services. Tenant is hereby authorized to contract directly with Pacific Gas & Electric Company with respect only to the Building B Premises, Tenant agrees at all times to cooperate fully with Landlord and to abide by all of the regulations and requirements which Landlord may prescribe for the proper functioning and protection of electrical, heating, ventilating and air conditioning systems. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Tenant acknowledges and agrees that Tenant's use of the Building A Premises after ordinary business hours and outside of generally recognized business days (generally recognized business days shall not include Saturdays, Sundays, and legal holidays) imposes additional burden on Building A's janitorial services, fluorescent light tubes, HVAC and electrical service, and other common area utilities and services.

B. Tenant shall not without written consent of Landlord use any apparatus, equipment or device in the Premises, including without limitation, computers, electronic data processing machines, copying machines, and other machines, using excess lighting or using electric current, water, or any other resource in excess of or which will in any way increase the amount of electricity, water, or any other resource being furnished or supplied for the use of the Premises for reasonable and normal office use, and the Permitted Use, in each case as of the date Tenant takes possession of the Premises as determined by Landlord, or which will require additions or alterations to or interfere with the Building power distribution systems; nor connect with electric current, except through existing electrical outlets in the Premises or water pipes, any apparatus, equipment or device for the purpose of using electrical current, water, or any other resource. If Tenant shall require water or electric current or any other resource in excess of that being furnished or supplied for the use of the Premises as of the date Tenant takes possession of the Premises as determined by Landlord, Tenant shall first procure the written consent of Landlord which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, electric current or other resource consumed for any such other use. Tenant shall pay directly to Landlord as an addition to and separate from payment of Operating Expenses the cost of all such additional resources, energy, utility service and meters (and of installation, maintenance and repair thereof and of any additional circuits or other equipment necessary to furnish such additional resources, energy, utility or service). Landlord may add to the separate or metered charge a recovery of additional expense incurred in keeping account of the excess water, electric current or other resource so consumed. Landlord shall not be liable for any damages directly or indirectly resulting from nor shall the Rent or any monies owed Landlord under this Lease herein reserved be abated by reason of: (a) the installation, use or interruption of use of any equipment used in connection with the furnishing of any such utilities or services, or any change in the character or means of supplying or providing any such utilities or services or any supplier thereof; (b) the failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of Landlord or because of any interruption of service due to Tenant's use of water, electric current or other resource in excess of that being supplied or furnished for the use of the Premises as of the date Tenant takes possession of the Premises; (c) the inadequacy, limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project, whether by Regulation or otherwise; or (d) the partial or total unavailability of any such utilities or services to the Premises or the Building, whether by Regulation or otherwise; nor shall any such occurrence constitute an actual or constructive eviction of Tenant. Landlord shall further have no obligation to protect or preserve any apparatus, equipment or device installed by Tenant in the Premises, including without limitation by providing additional or after-hours heating or air conditioning, except as otherwise provided in this Lease. Landlord shall be entitled to cooperate voluntarily and in a reasonable manner with the efforts of national, state or local governmental agencies or utility suppliers in reducing energy or other resource consumption. The obligation to make services available hereunder shall be subject to the limitations of any such voluntary, reasonable program. Notwithstanding the foregoing, if Tenant is prevented from using, and does not use, all or part of the Premises (the "AFFECTED AREA") as a result of a Essential Services Interruption Event as defined below, and the remaining portions of the Premises are not reasonably sufficient to allow Tenant to conduct its business in the Premises and if this Essential Services Interruption Event continues for three
(3) consecutive business days after Landlord's receipt of notice from Tenant of the Essential Services Interruption Event (the "ELIGIBILITY PERIOD"), the Rent payable under this Lease shall be abated after the expiration of the Eligibility Period for such time that Tenant continues to be prevented from using, and does not use, the Affected Area in the proportion that the rentable area of the Affected Area bears to the total rentable area of the Premises to the extent that Landlord receives insurance proceeds. If, however, Tenant reoccupies any portion of the Premises during this period, the Rent allocable to this reoccupied portion (based on the proportion that the rentable area of the reoccupied portion of the Premises bears to the total rentable area of the Premises) shall be payable by Tenant from the date on which Tenant reoccupies this portion of the Premises. A "ESSENTIAL SERVICES INTERRUPTION EVENT" shall mean the failure of or interruption in essential services required to be supplied by Landlord to the Premises during ordinary business hours (7:00 a.m. to 6:00 p.m.) of generally recognized business days which occurs solely as a result of Landlord's or Landlord's agents', employees' or invitees', active negligence or willful misconduct. In the event of a stoppage or interruption of services, Landlord shall diligently attempt to resume such services as promptly as practicable. In addition, Landlord reserves the right to change the supplier or provider of any such utility or service from time to time. Tenant shall have no right to contract with or otherwise obtain any electrical or other such service for or with respect to the Premises or Tenant's operations therein from any supplier or provider of any such service. Tenant shall cooperate with Landlord and any supplier or provider of such services designated by Landlord from time to time to facilitate the delivery of such services to Tenant at the Premises and to the Building and Project, including without limitation allowing Landlord and Landlord's suppliers or providers, and their respective agents and contractors, reasonable access to the Premises for the purpose of installing, maintaining, repairing, replacing or upgrading such service or any equipment or machinery associated therewith.

C. Tenant shall pay, within thirty (30) days after demand, for all utilities furnished to the Building A Premises, or if not separately billed to or metered to Tenant, Tenant's Proportionate Share of all charges jointly serving the Project in accordance with Paragraph 7. All sums payable under this Paragraph 15 shall constitute Additional Rent hereunder.

                               16. SUBORDINATION

Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be and is hereby declared to be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises and/or the land upon which the Premises and Project are situated, or both; and (b) any mortgage or deed of trust which may now exist or be placed upon the Building, the Project and/or the land upon which the Premises or the Project are situated, or said ground leases or underlying leases, or Landlord's interest or estate in any of said items which is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord provided that Tenant shall not be disturbed in its possession under this Lease by such successor in interest so long as Tenant is not in default under this Lease. Within ten (10) days after request by Landlord, Tenant shall execute and deliver any additional documents evidencing Tenant's attornment or the subordination of this Lease with respect to any such ground leases or underlying leases or any such mortgage or deed of trust, in the form requested by Landlord or by any ground landlord, mortgagee, or beneficiary under a deed of trust, subject to such nondisturbance requirement. If requested in writing by Tenant, Landlord shall use commercially reasonable efforts to obtain a subordination, nondisturbance and attornment agreement for the benefit of Tenant reflecting the foregoing from any ground landlord, mortgagee or beneficiary, at Tenant's expense, subject to such other terms and conditions as the ground landlord, mortgagee or beneficiary may require.

                            17. FINANCIAL STATEMENTS

At the request of Landlord from time to time, Tenant shall provide to Landlord Tenant's and any guarantor's audited current financial statements or other information discussing financial worth of Tenant and any guarantor, which Landlord shall use solely for purposes of this Lease and in connection with the ownership, management, financing and disposition of the Project. So long as Tenant is a publicly traded company as described in Paragraph 21.C below, Tenant's quarterly and annual published financial statements shall satisfy the requirements of this Paragraph 17.

                            18. ESTOPPEL CERTIFICATE

Tenant agrees from time to time, within ten (10) business days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, that this Lease has not been modified (or stating all modifications, written or oral, to this Lease), the date to which Rent has been paid, the unexpired portion of this Lease, that there are no current defaults by Landlord or Tenant under this Lease (or specifying any such defaults), that the leasehold estate granted by this Lease is the sole interest of Tenant in the Premises and/or the land at which the Premises are situated, and such other matters pertaining to this Lease as may be reasonably requested by Landlord or any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein. Failure by Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included are true and correct without exception. Tenant agrees that if Tenant fails to execute and deliver such certificate within such ten (10) day period, Landlord may execute and deliver such certificate on Tenant's behalf and that such certificate shall be binding on Tenant. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein. The parties agree that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease, and shall be an event of default (without any cure period that might be provided under Paragraph 26.A(3) of this Lease) if Tenant fails to fully comply or makes any material misstatement in any such certificate.

                              19. SECURITY DEPOSIT

Tenant agrees to deposit with Landlord upon execution of this Lease, a cash security deposit as stated in the Basic Lease Information and the security described in Paragraph 39.B at the times and in the amounts described in such paragraph (the "SECURITY DEPOSIT"), which sum shall be held and owned by Landlord, without obligation to pay interest, as security for the performance of Tenant's covenants and obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of damages incurred by Landlord in case

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of Tenant's default. Upon the occurrence of any event of default by Tenant,
Landlord may from time to time, without prejudice to any other remedy provided herein or by law, use such fund as a credit to the extent necessary to credit against any arrears of Rent or other payments due to Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default, and Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the Security Deposit to its original amount. Although the Security Deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligations under this Lease have been fulfilled, reduced by such amounts as may be required by Landlord to remedy defaults on the part of Tenant in the payment of Rent or other obligations of Tenant under this Lease, to repair damage to the Premises, Building or Project caused by Tenant or any Tenant's Parties and to clean the Premises. Landlord may use and commingle the Security Deposit with other funds of Landlord.

                      20. LIMITATION OF TENANT'S REMEDIES

The obligations and liability of Landlord to Tenant for any default by Landlord under the terms of this Lease are not personal obligations of Landlord or of the individual or other partners of Landlord or its or their partners, directors, officers, or shareholders, and Tenant agrees to look solely to Landlord's interest in the Project for the recovery of any amount from Landlord, and shall not look to other assets of Landlord nor seek recourse against the assets of the individual or other partners of Landlord or its or their partners, directors, officers or shareholders. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of trust on the Project. Under no circumstances shall Tenant have the right to offset against or recoup Rent or other payments due and to become due to Landlord hereunder except as expressly provided in this Lease, which Rent and other payments shall be absolutely due and payable hereunder in accordance with the terms hereof.

                         21. ASSIGNMENT AND SUBLETTING

A. (1) GENERAL. This Lease has been negotiated to be and is granted as an accommodation to Tenant. Accordingly, this Lease is personal to Tenant, and Tenant's rights granted hereunder do not include the right to assign this Lease or sublease the Premises, or to receive any excess, either in installments or lump sum, over the Rent which is expressly reserved by Landlord as hereinafter provided, except as otherwise expressly hereinafter provided. Tenant shall not assign or pledge this Lease or sublet the Premises or any part thereof, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, or suffer or permit any such assignment, pledge, subleasing or occupancy, without Landlord's prior written consent except as provided herein. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice (the "TRANSFER NOTICE") at least thirty (30) days prior to the anticipated effective date of the proposed assignment or sublease, which shall contain all of the information reasonably requested by Landlord to address Landlord's decision criteria specified hereinafter. Landlord shall then have a period of twenty (20) days following receipt of the Transfer Notice to notify Tenant in writing that Landlord elects either: (i) to terminate this Lease as to the space so affected as of the date so requested by Tenant; or (ii) to consent to the proposed assignment or sublease, subject, however, to Landlord's prior written consent of the proposed assignee or subtenant and of any related documents or agreements associated with the assignment or sublease. If Landlord should fail to notify Tenant in writing of such election within said period, Landlord shall be deemed to have waived option (i) above, but written consent by Landlord of the proposed assignee or subtenant shall still be required. If Landlord does not exercise option (i) above, Landlord's consent to a proposed assignment or sublease shall not be unreasonably withheld. Consent to any assignment or subletting shall not constitute consent to any subsequent transaction to which this Paragraph 21 applies. Notwithstanding the foregoing, Landlord hereby waives its right to recapture all or a portion of the Premises, as such right is described in clause (i) above, in the following circumstance only: (X) Such proposed sublease shall commence during the first thirty-six (36) months of the Term of this Lease, and (Y) the term of such proposed sublease shall expire before the expiration of the forty-second (42nd) month following the Building A Premsies Term Commencement Date and no extension options shall be granted in such sublease. In the event both clauses (X) and (Y) above are met to Landlord's sole satisfaction, the terms of Paragraph 21.B below shall apply provided, however, with respect to the division of bonus rent, Tenant shall be entitled to one-hundred percent (100%) thereof.

(2) CONDITIONS OF LANDLORD'S CONSENT. Without limiting the other instances in which it may be reasonable for Landlord to withhold Landlord's consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold Landlord's consent in the following instances: if the proposed assignee does not agree to be bound by and assume the obligations of Tenant under this Lease in form and substance satisfactory to Landlord; the use of the Premises by such proposed assignee or subtenant would not be a Permitted Use or would violate any exclusivity or other arrangement which Landlord has with any other tenant or occupant or any Regulation or would increase the Occupancy Density or Parking Density of the Building or Project, or would otherwise result in an undesirable tenant mix for the Project as determined by Landlord; the proposed assignee or subtenant is not of sound financial condition as determined by Landlord in Landlord's reasonable discretion; the proposed assignee or subtenant is a governmental agency; the proposed assignee or subtenant does not have a good reputation as a tenant of property or a good business reputation; the proposed assignee or subtenant is a person with whom Landlord is negotiating to lease space in the Project or is a present tenant of the Project; the assignment or subletting would entail any Alterations which would lessen the value of the leasehold improvements in the Premises or use of any Hazardous Materials or other noxious use or use which may disturb other tenants of the Project; or Tenant is in default of any material obligation of Tenant under this Lease, or Tenant has defaulted under this Lease on three (3) or more occasions during any twelve (12) months preceding the date that Tenant shall request consent. Failure by or refusal of Landlord to consent to a proposed assignee or subtenant shall not cause a termination of this Lease. Upon a termination under Paragraph 21.A.(1)(i), Landlord may lease the Premises to any party, including parties with whom Tenant has negotiated an assignment or sublease, without incurring any liability to Tenant. At the option of Landlord, a surrender and termination of this Lease shall operate as an assignment to Landlord of some or all subleases or subtenancies. Landlord shall exercise this option by giving notice of that assignment to such subtenants on or before the effective date of the surrender and termination. In connection with each request for assignment or subletting, Tenant shall pay to Landlord Landlord's standard fee for approving such requests, which amount shall not exceed One Thousand Five Hundred and No/100 Dollars ($1,500.00), as well as all costs incurred by Landlord or any mortgagee or ground lessor in approving each such request and effecting any such transfer, including, without limitation, reasonable attorneys' fees.

(3) PERMITTED TRANSFERS. An "Affiliate" means any entity that (i) controls, is controlled by, or is under common control with Tenant (ii) results from the transfer of all or substantially all of Tenant's assets or stock, or (iii) results from the merger or consolidation of Tenant with another entity. "Control," as used in the previous sentence, means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity's affairs. Notwithstanding anything to the contrary contained in this Lease, Landlord's consent is not required for any assignment of this Lease or sublease of all or a portion of the Premises to an Affiliate so long as the following conditions are met (a "PERMITTED TRANSFER"): (a) at least ten (10) business days before any such assignment or sublease, Landlord receives written notice of such assignment or sublease (as well as any documents or information reasonably requested by Landlord regarding the proposed intended transfer and the transferee); (b) Tenant is not then and has not been in material default under this Lease; (c) if the transfer is an assignment or any other transfer to an Affiliate other than a sublease, the intended assignee assumes in writing all of Tenant's obligations under this Lease relating to the Premises in form satisfactory to Landlord or, if the transfer is a sublease, the intended sublessee accepts the sublease in form satisfactory to Landlord; (d) the intended transferee has a tangible net worth, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied, at least equal to an amount that would allow such proposed transferee to meet all of Tenant's obligations under the this Lease for the remainder of the Term, as such amount is determined by Landlord in its sole discretion; (e) the Premises shall continue to be operated solely for the use specified in the Basic Lease Information; and (f) Tenant shall pay to Landlord Landlord's standard fee for approving assignments and subleases and all costs reasonably incurred by Landlord or any mortgagee or ground lessor for such assignment or subletting, including, without limitation, reasonable attorneys' fees. No transfer to an Affiliate in accordance with this subparagraph shall relieve Tenant named herein of any obligation under this Lease or alter the primary liability of Tenant named herein for the payment of Rent or for the performance of any other obligation to be performed by Tenant, including the obligations contained in Paragraph 25 with respect to any Affiliate.

B. BONUS RENT. Subject to Paragraph 21.A (1) above, Any Rent or other consideration realized by Tenant under any such sublease or assignment in excess of the Rent payable hereunder (excluding consideration for the use of Tenant's telephone system, furniture or other services or equipment provided by Tenant to the proposed sublessee during the term of the proposed sublease, provided that such exclusions are made in good faith and are not above the market value for such equipment and/or services, as such market value is reasonably determined by Landlord and Tenant), after amortization of a reasonable brokerage commission and the reasonable, actual out of pocket costs of tenant improvements made solely in connection with the sublease or assignment and incurred by Tenant, shall be divided and paid, ten percent (10%) to Tenant, ninety percent (90%) to Landlord. In any subletting or assignment undertaken by Tenant, Tenant shall diligently seek to obtain the maximum rental amount available in the marketplace for comparable space available for primary leasing.

C. CORPORATION. If Tenant is a corporation, a transfer of corporate shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings) resulting in a change in the present control of such corporation or any of its parent corporations by the person or persons owning a majority of said corporate shares, shall constitute an assignment for purposes of this Lease. Notwithstanding anything to the contrary in this Lease, the transfer of outstanding capital stock or other listed equity interests, or the purchase of outstanding capital stock or other listed equity interests, or the purchase of equity interests issued in an initial public offering of stock, by persons or parties other than "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, through the "over-the-counter" market or any recognized national or international securities exchange shall not be included in determining whether control has been transferred.

D. UNINCORPORATED ENTITY. If Tenant is a partnership, joint venture, unincorporated limited liability company or other unincorporated business form, a transfer of the interest of persons, firms or entities responsible for managerial control of Tenant by sale, assignment, bequest, inheritance, operation of law or other disposition, so as to result in a change in the present control of said entity and/or of the underlying beneficial interests of said entity and/or a change in the identity of the persons responsible for the general credit obligations of said entity shall constitute an assignment for all purposes of this Lease.

E. LIABILITY. No assignment or subletting by Tenant, permitted or otherwise, shall relieve Tenant of any obligation under this Lease or alter the primary liability of the Tenant named herein for the payment of Rent or for the performance of any other obligations to be performed by Tenant, including obligations contained in Paragraph 25 with respect to any assignee or subtenant. Landlord may collect rent or other amounts or any portion thereof from any assignee, subtenant, or other occupant of the Premises, permitted or otherwise, and apply the net rent collected to the Rent payable hereunder, but no such collection shall be deemed to be a waiver of this Paragraph 21, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of the obligations of Tenant under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

                                 22. AUTHORITY

Landlord represents and warrants that it has full right and authority to enter into this Lease and to perform all of Landlord's obligations hereunder and that all persons signing this Lease on its behalf are authorized to do. Tenant and the person or persons, if any, signing on behalf of Tenant, jointly and severally represent and warrant that Tenant has full right and authority to enter into this Lease, and to perform all of Tenant's obligations hereunder, and that all persons signing this Lease on its behalf are authorized to do so.

                                23. CONDEMNATION

A. CONDEMNATION RESULTING IN TERMINATION. If the whole or any substantial part of the Premises should be taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the Permitted Use of the Premises, either party shall have the right to terminate this Lease at its option. If any material portion of the Building or Project is taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, Landlord may terminate this Lease at its option. In either of such events, the Rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall have occurred.

B. CONDEMNATION NOT RESULTING IN TERMINATION. If a portion of the Project of which the Premises are a part should be taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking prevents or materially interferes with the Permitted Use of the Premises, and this Lease is not terminated as provided in Paragraph 23.A. above, the Rent payable hereunder during the unexpired portion of this Lease shall be reduced, beginning on the date when the physical taking shall have occurred, to such amount as may be fair and reasonable under all of the circumstances, but only after giving Landlord credit for all sums received or to be received by Tenant by the condemning authority. Notwithstanding anything to the contrary contained in this Paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the Term; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises.

C. AWARD. Landlord shall be entitled to (and Tenant shall assign to Landlord) any and all payment, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance and Tenant shall have no claim against Landlord or otherwise for any sums paid by virtue of such proceedings, whether or not attributable to the value of any unexpired portion of this Lease, except as expressly provided in this Lease. Notwithstanding the foregoing, any compensation specifically and separately awarded Tenant for Tenant's personal property, Tenant Improvements to the extent paid for by Tenant, moving costs and "good will" (to the extent such award is expressly made to Tenant by the appropriate authority and does not in any way reduce Landlord's award), shall be and remain the property of Tenant.

D. WAIVER OF CCP Section 1265.130. Each party waives the provisions of California Civil Code Procedure Section 1265.130 allowing either party to petition the superior court to terminate this Lease as a result of a partial taking.

                              24. CASUALTY DAMAGE

A. GENERAL. If the Premises or Building should be damaged or destroyed by fire, tornado, or other casualty (collectively, "CASUALTY"), Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after Landlord's receipt of such notice, Landlord shall notify Tenant whether in Landlord's estimation material restoration of the Premises can reasonably be made within two hundred seventy (270) days from the date Landlord becomes aware of such destruction. Landlord's determination shall be binding on Tenant.

B. WITHIN 270 DAYS. If the Premises or Building should be damaged by Casualty to such extent that material restoration can in Landlord's estimation be reasonably completed within two hundred seventy (270) days after the date Landlord becomes aware of destruction, this Lease shall not terminate. Provided that insurance proceeds are received by Landlord to fully repair the damage, Landlord shall proceed to rebuild and repair the Premises in the manner determined by Landlord, except that Landlord shall not be required to rebuild, repair or replace any part of the Alterations (excluding the initial Tenant Improvements) which may have been placed on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately.

C. GREATER THAN 270 DAYS. If the Premises or Building should be damaged by Casualty to such extent that rebuilding or repairs cannot in Landlord's estimation be reasonably completed within two hundred seventy (270) days after the date Landlord becomes aware of damage, and such damage materially and adversely interferes with the conduct of Tenant's business in the Premises, then either party shall have the right to cancel this Lease by giving the other party written notice within ten (10) days from the date of Landlord's notice that material restoration of the Premises cannot be made within such two hundred seventy (270) day period or notice that Landlord has elected not to rebuild or repair the Premises. Said cancellation shall be effective thirty (30) days from the first day that either party gives its notice to cancel. If neither party elects to so cancel this Lease, Landlord shall proceed to rebuild and repair the Premises diligently and in the manner determined by Landlord, except that Landlord shall not be required to rebuild, repair or replace any part of any Alterations which may have been placed on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately. Notwithstanding the above, Landlord shall not be required to rebuild, repair or replace any part of any Alterations which may have been placed, on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately. If the parties hereto do not terminate this Lease as provided in this paragraph, Landlord shall commence repairs and restoration of the Premises diligently and in the manner determined by Landlord.

D. TENANT'S FAULT. Notwithstanding anything herein to the contrary, if the Premises or any other portion of the Building are damaged by Casualty resulting from the fault, negligence, or breach of this Lease by Tenant or any of Tenant's Parties, Base Rent and Additional Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds; provided that Tenant shall not be liable for that portion of the repair costs for which Landlord was obligated under the terms of this Lease to carry insurance but failed to carry such insurance.

E. INSURANCE PROCEEDS. Notwithstanding anything herein to the contrary, and provided that Landlord carries the insurance coverages expressly required under the terms of this Lease with respect to the that portion of the Premises or Building which is damaged or destroyed, if the Premises or Building are damaged or destroyed and are not fully covered by the insurance proceeds received by Landlord or if the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then in either case Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Landlord that said damage or destruction is not fully covered by insurance or such requirement is made by any such holder, as the case may be, whereupon this Lease shall terminate. For purposes of this Paragraph 24, insurance proceeds shall include deductible amounts associated therewith, provided, however, that such amounts may be deemed Operating Expenses in accordance with Paragraph 7 hereof.

F. WAIVER. This Paragraph 24 shall be Tenant's sole and exclusive remedy in the event of damage or destruction to the Premises or the Building. As a material inducement to Landlord entering into this Lease, Tenant hereby waives any rights it may have under Sections 1932, 1933(4), 1941 or 1942 of the Civil Code of California with respect to any destruction of the Premises, Landlord's obligation for tenantability of the Premises and Tenant's right to make repairs and deduct the expenses of such repairs, or under any similar law, statute or ordinance now or hereafter in effect.

G. TENANT'S PERSONAL PROPERTY. In the event of any damage or destruction of the Premises or the Building, under no circumstances shall Landlord be required to repair any injury or damage to, or make any repairs to or replacements of, Tenant's personal property.

                                25. HOLDING OVER

Unless Landlord expressly consents in writing to Tenant's holding over, Tenant shall be unlawfully and illegally in possession of the Premises, whether or not Landlord accepts any rent from Tenant or any other person while Tenant remains in possession of the Premises without Landlord's written consent. If Tenant shall retain possession of the Premises or any portion thereof without Landlord's consent following the expiration of this Lease or sooner termination for any reason, then Tenant shall pay to Landlord for each day of such retention the amount of any damages suffered by Landlord due to Tenant's holding over, plus the greater of the following: (i) one-hundred fifty percent (150%) of the amount of daily rental plus Operating Expenses as of the last month prior to the date of expiration or earlier termination, or (ii) one-hundred fifty percent (150%) of the fair rental value of the Premises as reasonably determined by Landlord. Tenant shall also indemnify, defend, protect and hold Landlord harmless from any loss, liability or cost, including consequential and incidental damages and reasonable attorneys' fees, incurred by Landlord resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by the succeeding tenant founded on such delay. Acceptance of Rent by Landlord following expiration or earlier termination of this Lease, or following demand by Landlord for possession of the Premises, shall not constitute a renewal of this Lease, and nothing contained in this Paragraph 25 shall waive Landlord's right of reentry or any other right. Additionally, if upon expiration or earlier termination of this Lease, or following demand by Landlord for possession of the Premises, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant's sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this Paragraph 25 shall apply. The provisions of this Paragraph 25 shall survive any expiration or earlier termination of this Lease.

                                  26. DEFAULT

A. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an event of default on the part of Tenant:

         (1) ABANDONMENT. Abandonment or vacation of the Premises for a continuous period in excess of thirty (30) days. Tenant waives any right to notice Tenant may have under Section 1951.3 of the Civil Code of the State of California, the terms of this Paragraph 26.A. being deemed such notice to Tenant as required by said Section 1951.3.

         (2) NONPAYMENT OF RENT. Failure to pay any installment of Rent or any other amount due and payable hereunder when said payment is due, such failure continuing for three (3) days after written notice of such failure, as to which time is of the essence, provided that Landlord shall not be required to provide such notice more than once during the twelve (12) month period commencing with the date of such notice. The second failure to pay any such amount when such payment is due during such 12-month period shall be an event of default hereunder without notice. Such notice period shall run concurrently with, rather than supplement, any statutory notice period required under Code of Civil Procedure Section 1161 or any similar or successor statute.

         (3) OTHER OBLIGATIONS. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in subparagraphs (1) and (2) of this Paragraph 26.A., such failure continuing for thirty (30) days after written notice of such failure, as to which time is of the essence. Notwithstanding anything to the contrary contained in this Lease, the following shall constitute an event of default under this Paragraph 26.A(3) without any such notice or lapse of time: (i) failure to provide an estoppel certificate when and as required under Paragraph 18 hereof; (ii) failure to maintain insurance required under Paragraph 8 hereof; (iii) failure to vacate the Premises upon the expiration or earlier termination of this Lease;
         (iv) failure to comply with any obligation under this Lease pertaining to Hazardous Materials; (v) any other matter provided for in another subparagraph of this Paragraph 26.A or for which another time limit is provided elsewhere in this Lease, including without limitation, under Exhibit C to this Lease.

         (4) GENERAL ASSIGNMENT. A general assignment by Tenant for the benefit of creditors.

         (5) BANKRUPTCY. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of sixty
         (60) days. If under applicable law, the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

         (6) RECEIVERSHIP. The employment of a receiver to take possession of substantially all of Tenant's assets or Tenant's leasehold of the Premises, if such appointment remains undismissed or undischarged for a period of thirty (30) days after the order therefor.

         (7) ATTACHMENT. The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or Tenant's leasehold of the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of thirty (30) days after the levy thereof.

         (8) INSOLVENCY. The admission by Tenant in writing of its inability to pay its debts as they become due.

B. REMEDIES UPON DEFAULT.

         (1) TERMINATION. In the event of the occurrence of any event of default, Landlord shall have the right to give a written termination notice to Tenant, and on the date specified in such notice, Tenant's right to possession shall terminate, and this Lease shall terminate unless on or before such date all Rent in arrears and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other events of default of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. At any time after such termination, Landlord may recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, including any subtenant or subtenants notwithstanding Landlord's consent to any sublease, by any lawful means, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease, or at law or equity by any reason of Tenant's default or of such termination. Landlord hereby reserves the right, but shall not have the obligation, to recognize the continued possession of any subtenant. The delivery or surrender to Landlord by or on behalf of Tenant of keys, entry codes, or other means to bypass security at the Premises shall not terminate this Lease.

         (2) CONTINUATION AFTER DEFAULT. Even though an event of default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under Paragraph 26.B.(1) hereof, and Landlord may enforce all of Landlord's rights and remedies under this Lease and at law or in equity, including without limitation, the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a landlord under Section 1951.4 of the Civil Code of the State of California or any successor code section. Acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver under application of Landlord to protect Landlord's interest under this Lease or other entry by Landlord upon the Premises shall not constitute an election to terminate Tenant's right to possession.

         (3) INTENTIONALLY OMITTED.

C. DAMAGES AFTER DEFAULT. Should Landlord terminate this Lease pursuant to the provisions of Paragraph 26.B.(1) hereof, Landlord shall have the rights and remedies of a Landlord provided by Section 1951.2 of the Civil Code of the State of California, or any successor code sections. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law or at equity, Landlord shall be entitled to recover from
Tenant: (1) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination, (2) the worth at the time of award of the amount by which the unpaid Rent and other amounts that would have been earned after the date of termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided;
(3) the worth at the time of award of the amount by which the unpaid Rent and other amounts for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and
(4) any other amount and court costs necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" as used in (1) and (2) above shall be computed at the Applicable Interest Rate (defined below). The "worth at the time of award" as used in (3) above shall be computed by discounting such amount at the Federal Discount Rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). If this Lease provides for any periods during the Term during which Tenant is not required to pay Base Rent or if Tenant otherwise receives a Rent concession, then upon the occurrence of an event of default, Tenant shall owe to Landlord the full amount of such Base Rent or value of such Rent concession, plus interest at the Applicable Interest Rate, calculated from the date that such Base Rent or Rent concession would have been payable.

D. LATE CHARGE. In addition to its other remedies, Landlord shall have the right without notice or demand to add to the amount of any payment required to be made by Tenant hereunder, and which is not paid and received by Landlord on or before the first day of each calendar month, an amount equal to three percent (3%) of the delinquency for each month or portion thereof that the delinquency remains outstanding to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, the parties agreeing that Landlord's damage by virtue of such delinquencies would be extremely difficult and impracticable to compute and the amount stated herein represents a reasonable estimate thereof; provided, however, that one (1) time during any twelve (12) month period of the Term, Landlord shall provide to Tenant verbal or written notice, at Landlord's election, of Tenant's failure to pay an amount owed and the late fee described herein shall not apply for a period of three (3) business days following Landlord's delivery of such notice. Any waiver by Landlord of any late charges or failure to claim the same shall not constitute a waiver of other late charges or any other remedies available to Landlord.

E. INTEREST. Interest shall accrue on all sums not paid when due hereunder at the lesser of eighteen percent (18%) per annum or the maximum interest rate allowed by law ("APPLICABLE INTEREST RATE") from the due date until paid.

F. REMEDIES CUMULATIVE. All rights, privileges and elections or remedies of the parties are cumulative and not alternative, to the extent permitted by law and except as otherwise provided herein.

G. PRESUMPTION. With respect to this Paragraph 26 (Default), except as otherwise expressly stated, with respect to any consent, determination or estimation of Landlord required or allowed or requested of Landlord, Landlord's consent, determination or estimation shall be given or made solely by Landlord in Landlord's good faith opinion, whether or not objectively reasonable.

                                   27. LIENS

Tenant shall at all times keep the Premises and the Project free from liens arising out of or related to work or services performed, materials or supplies furnished or obligations incurred by or on behalf of Tenant or in connection with work made, suffered or done by or on behalf of Tenant in or on the Premises or Project. If Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord on behalf of Tenant and all expenses incurred by Landlord in connection therefor shall be payable to Landlord by Tenant on demand with interest at the Applicable Interest Rate as Additional Rent. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give Landlord not less than ten (10) business days prior written notice of the commencement of any work in the Premises or Project which could lawfully give rise to a claim for mechanics' or materialmen's liens to permit Landlord to post and record a timely notice of non-responsibility, as Landlord may elect to proceed or as the law may from time to time provide, for which purpose, if Landlord shall so determine, Landlord may enter the Premises. Tenant shall not remove any such notice posted by Landlord without Landlord's consent, and in any event not before completion of the work which could lawfully give rise to a claim for mechanics' or materialmen's liens.

                                28. SUBSTITUTION

         Intentionally Omitted.

                           29. TRANSFERS BY LANDLORD

In the event of a sale or conveyance by Landlord of the Building or a foreclosure by any creditor of Landlord, the same shall operate to release Landlord from any liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, to the extent required to be performed after the passing of title to Landlord's successor-in-interest; provided, however, that such release shall be effective only upon Landlord's actual delivery of the LOC (defined herein) to any such successor, and written notice by Landlord to Tenant of such delivery, and only to the extent that such successor assumes, expressly or by operation of law, Landlord's obligations hereunder. In such event, Tenant agrees to look solely to the responsibility of the successor-in-interest of Landlord under this Lease with respect to the performance of the covenants and duties of "Landlord" to be performed after the passing of title to Landlord's successor-in-interest. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. Landlord's successor(s)-in-interest shall not have liability to Tenant with respect to the failure to perform any of the obligations of "Landlord," to the extent required to be performed prior to the date such successor(s)-in-interest became the owner of the Building.

              30. RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS

All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. Except with respect to Hazardous Materials and Tenant's obligations in Paragraph 4.D hereof, If Tenant shall fail to pay any sum of money, other than Base Rent, required to be paid by Tenant hereunder or shall fail to perform any other act on Tenant's part to be performed hereunder, including Tenant's obligations under Paragraph 11 hereof, and such failure shall continue for thirty (30) days after written notice thereof by Landlord, in addition to the other rights and remedies of Landlord, Landlord may make any such payment and perform any such act on Tenant's part. In the case of an emergency (which shall be situations of risk of personal injury or death, significant property damage to Tenant's personal property or property damage to the Premises or the Building or Project, or in the event work in connection with the compliance with Regulations is immediately required), no prior notification by Landlord shall be required. Landlord may take such actions without any obligation and without releasing Tenant from any of Tenant's obligations. All sums so paid by Landlord and all incidental costs incurred by Landlord and interest thereon at the Applicable Interest Rate, from the date of payment by Landlord, shall be paid to Landlord on demand as Additional Rent.

                                   31. WAIVER

If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein, or constitute a course of dealing contrary to the expressed terms of this Lease. The acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord, based upon full knowledge of the circumstances.

                                  32. NOTICES

Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to sending, mailing, or delivery of any notice or the making of any payment by Landlord or Tenant to the other shall be deemed to be complied with when and if the following steps are taken:

A. RENT. All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at Landlord's Remittance Address set forth in the Basic Lease Information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay Rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by Landlord.

B. OTHER. All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and either personally delivered, sent by commercial overnight courier, mailed, certified or registered, postage prepaid or sent by facsimile with confirmed receipt (and with an original sent by commercial overnight courier), and in each case addressed to the party to be notified at the Notice Address for such party as specified in the Basic Lease Information or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days notice to the notifying party. Notices shall be deemed served upon receipt or refusal to accept delivery.

C. REQUIRED NOTICES. Tenant shall immediately notify Landlord in writing of any notice of a violation or a potential or alleged violation of any Regulation that relates to the Premises or the Project, or of any inquiry, investigation, enforcement or other action that is instituted or threatened by any governmental or regulatory agency against Tenant or any other occupant of the Premises, or any claim that is instituted or threatened by any third party that relates to the Premises or the Project.

                              33. ATTORNEYS' FEES

If Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due, or to become due hereunder, or recovery of possession of the Premises in the hands of an attorney, Tenant shall pay to Landlord, upon demand, Landlord's reasonable attorneys' fees and court costs, whether incurred without trial, at trial, appeal or review. In any action which Landlord or Tenant brings to enforce its respective rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party including reasonable attorneys' fees, to be fixed by the court, and said costs and attorneys' fees shall be a part of the judgment in said action.

                           34. SUCCESSORS AND ASSIGNS

This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent assignment is approved by Landlord as provided hereunder, Tenant's assigns.

                               35. FORCE MAJEURE

Subject to any express statements to the contrary contained in EXHIBIT C hereof, if performance by a party of any portion of this Lease is made impossible by any prevention, delay, or stoppage caused by strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes for those items, government actions, civil commotions, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform, performance by that party for a period equal to the period of that prevention, delay, or stoppage is excused. Tenant's obligation to pay Rent, however, is not excused by this Paragraph 35.

                           36. SURRENDER OF PREMISES

Tenant shall, upon expiration or sooner termination of this Lease, surrender the Premises to Landlord in the same condition as existed on the date Tenant originally took possession thereof, reasonable wear and tear excepted, including, but not limited to, all holes in walls repaired and all floors broom cleaned and free of any Tenant-introduced marking or painting, all to the reasonable satisfaction of Landlord. Tenant shall remove all of its debris from the Project. At or before the time of surrender, Tenant shall comply with the terms of Paragraph 12.A. hereof with respect to Alterations to the Premises and all other matters addressed in such Paragraph. If the Premises are not so surrendered at the expiration or sooner termination of this Lease, the provisions of Paragraph 25 hereof shall apply. All keys to the Premises or any part thereof shall be surrendered to Landlord upon expiration or sooner termination of the Term. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall meet with Landlord for a joint inspection of the Premises for the purpose of confirming Tenant's obligations with respect to the surrender of the Premises at the time of vacating, but nothing contained herein shall be construed as an extension of the Term or as a consent by Landlord to any holding over by Tenant. In the event of Tenant's failure to give such notice or participate in such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall conclusively be deemed correct for purposes of determining Tenant's responsibility for repairs and restoration. Any delay caused by Tenant's failure to carry out its obligations under this Paragraph 36 beyond the term hereof, shall constitute unlawful and illegal possession of Premises under Paragraph 25 hereof.

                                  37. PARKING

     So long as Tenant is occupying the Premises, Tenant and Tenant's Parties shall have the right to use up to the number of parking spaces, if any, specified in the Basic Lease Information on an unreserved, nonexclusive, first come, first served basis, for passenger-size automobiles, in the parking areas in the Project designated from time to time by Landlord for use in common by tenants of the Building.

     Tenant may request additional parking spaces from time to time and if Landlord in its sole discretion agrees to make such additional spaces available for use by Tenant, such spaces shall be provided on a month-to-month unreserved and nonexclusive basis (unless otherwise agreed in writing by Landlord), and shall otherwise be subject to such terms and conditions as Landlord may require.

     Tenant shall at all times comply and shall make reasonable efforts to cause all Tenant's Parties and visitors to comply with all Regulations and any rules and regulations established from time to time by Landlord relating to parking at the Project, including any keycard, sticker or other identification or entrance system, and hours of operation, as applicable.

      Landlord shall have no liability for any damage to property or other items located in the parking areas of the Project, nor for any personal injuries or death arising out of the use of parking areas in the Project by Tenant or any Tenant's Parties. Without limiting the foregoing, if Landlord arranges for the parking areas to be operated by an independent contractor not affiliated with Landlord, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor. In all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's Parties look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the parking areas.

     Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, disabled persons or for other tenants or guests, and Tenant shall not park and shall not allow Tenant's Parties to park in any such assigned or reserved spaces. Landlord also reserves the right to alter, modify, relocate or close all or any portion of the parking areas in order to make repairs or perform maintenance service, or to restripe or renovate the parking areas, or if required by casualty, condemnation, act of God, Regulations or for any other reason deemed reasonable by Landlord, provided that such repairs or maintenance does not materially and adversely affect Tenant's parking privileges expressly granted in this Lease on a long-term or permanent basis and provided further that Landlord cannot provide reasonable alternative parking to Tenant.

                               38. MISCELLANEOUS

A. GENERAL. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their respective successors, executors, administrators and permitted assigns, according to the context hereof.

B. TIME. Time is of the essence regarding this Lease and all of its provisions.

C. CHOICE OF LAW. This Lease shall in all respects be governed by the laws of the State of California.

D. ENTIRE AGREEMENT. This Lease, together with its Exhibits, addenda and attachments and the Basic Lease Information, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its Exhibits, addenda and attachments and the Basic Lease Information.

E. MODIFICATION. This Lease may not be modified except by a written instrument signed by the parties hereto. Tenant accepts the area of the Premises as specified in the Basic Lease Information as the approximate area of the Premises for all purposes under this Lease, and acknowledges and agrees that no other definition of the area (rentable, usable or otherwise) of the Premises shall apply. Tenant shall in no event be entitled to a recalculation of the square footage of the Premises, rentable, usable or otherwise, and no recalculation, if made, irrespective of its purpose, shall reduce Tenant's obligations under this Lease in any manner, including without limitation the amount of Base Rent payable by Tenant or Tenant's Proportionate Share of the Building and of the Project.

F. SEVERABILITY. If, for any reason whatsoever, any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

G. RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof.

H. EXAMINATION OF LEASE. Submission of this Lease to Tenant does not constitute an option or offer to lease and this Lease is not effective otherwise until execution and delivery by both Landlord and Tenant.

I. ACCORD AND SATISFACTION. No payment by Tenant of a lesser amount than the total Rent due nor any endorsement on any check or letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction of full payment of Rent, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies. All offers by or on behalf of Tenant of accord and satisfaction are hereby rejected in advance.

J. EASEMENTS. Landlord may grant easements on the Project and dedicate for public use portions of the Project without Tenant's consent; provided that no such grant or dedication shall materially interfere with Tenant's Permitted Use of the Premises. Upon Landlord's request, Tenant shall execute, acknowledge and deliver to Landlord documents, instruments, maps and plats necessary to effectuate Tenant's covenants hereunder.

K. DRAFTING AND DETERMINATION PRESUMPTION. The parties acknowledge that this Lease has been agreed to by both the parties, that both Landlord and Tenant have consulted with attorneys with respect to the terms of this Lease and that no presumption shall be created against Landlord because Landlord drafted this Lease. If Landlord fails to respond to any request for its consent within the time period, if any, specified in this Lease, Landlord shall be deemed to have disapproved such request.

L. EXHIBITS. The Basic Lease Information, and the Exhibits, addenda and attachments attached hereto are hereby incorporated herein by this reference and made a part of this Lease as though fully set forth herein.

M. NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in no way affect this Lease or impose any liability on Landlord.

N. NO THIRD PARTY BENEFIT. This Lease is a contract between Landlord and Tenant and nothing herein is intended to create any third party benefit.

O. QUIET ENJOYMENT. Upon payment by Tenant of the Rent, and upon the observance and performance of all of the other covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to all of the other terms and conditions of this Lease. Landlord shall not be liable for any hindrance, interruption, interference or disturbance by other tenants or third persons, nor shall Tenant be released from any obligations under this Lease because of such hindrance, interruption, interference or disturbance.

P. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed an original.

Q. MULTIPLE PARTIES. If more than one person or entity is named herein as Tenant, such multiple parties shall have joint and several responsibility to comply with the terms of this Lease.

R. PRORATIONS. Any Rent or other amounts payable to Landlord by Tenant hereunder for any fractional month shall be prorated based on a month of 30 days. As used herein, the term "fiscal year" shall mean the calendar year or such other fiscal year as Landlord may deem appropriate.

                           39. ADDITIONAL PROVISIONS

A. RENT.

Subject to the provisions of Paragraph 2.B. and this Paragraph 39, Base Rent, net of Operating Expenses per Paragraph 7 of this Lease, for the Premises shall be as follows:

For the period commencing upon the Building     $128,287.25 per month plus
A Premises Term Commencement Date through       operating expenses per Paragraph
the day preceding the Building B Premises       7 of this Lease. Operating
Term Commencement Date:                         Expenses for calendar year 2000
                                                are estimated to be $28,815.29
                                                per month.

From the Building B Premises Term               $522,093.00 per month plus
Commencement Date though the end of the         operating expenses per Paragraph
                                                7 of this Lease. Operating
                                                Expenses for calendar year 2000
                                                are estimated to be $117,270.12
                                                per month.

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

twelfth month thereafter:

Month 13 through Month 24:                      $538,094.00 per month plus
                                                operating expenses per Paragraph
                                                7 of this Lease

Month 25: through Month 36:                     $554,585.00 per month plus
                                                operating expenses per Paragraph
                                                7 of this Lease.

Month 37 through Month 48:                      $571,582.00 per month plus
                                                operating expenses per Paragraph
                                                7 of this Lease.

Month 49 through Month 60:                      $589,099.00 per month plus
                                                operating expenses per Paragraph
                                                7 of this Lease.

Month 61 through Month 72:                      $607,153.00 per month plus
                                                operating expenses per Paragraph
                                                7 of this Lease.

Month 73 through Month 84:                      $625,761.00 per month plus
                                                operating expenses per Paragraph
                                                7 of this Lease.

Month 84 through Month 96:                      $644,939.00 per month plus
                                                operating expenses per Paragraph
                                                7 of this Lease.

Month 97 through Month 108:                     $664,705.00 per month plus
                                                operating expenses per Paragraph
                                                7 of this Lease

Month 109 through Month 120:                    $685,076.00 per month plus
                                                operating expenses per Paragraph
                                                7 of this Lease.

Month 121 through Month 132:                    $706,072.00 per month plus
                                                operating expenses per Paragraph
                                                7 of this Lease.

Month 133 through Month 144:                    $727,711.00 per month plus
                                                operating expenses per Paragraph
                                                7 of this Lease.



B.       LETTER OF CREDIT.

         (1) DELIVERY OF LETTER OF CREDIT. In addition to depositing the cash security deposit described in the Basic Lease Information with Landlord, Tenant shall, within ten (10) business days following Tenant's execution of this Lease, deliver to Landlord and cause to be in effect during the Lease Term an unconditional, irrevocable letter of credit ("LOC") in the amount equal to Five Million and No/100 Dollars, which amount shall, by the express terms of the LOC, automatically increase to an amount equal to Nine Million Five Hundred Thousand Dollars on May 1, 2000 (the "LOC AMOUNT") (Landlord's construction schedule currently reflects timing such that the structural steel of Building B may be erected by May 1, 2000, subject to Tenant Delays (as defined in Exhibit C) and other conditions expressly provided in Exhibit C; provided, however, that no reference to such schedule shall appear in the language of the LOC document and the completion of the erection of the structural steel of Building B shall in no event be deemed or interpreted to be a condition precedent to the automatic increase in the LOC Amount to Nine Million Five Hundred Thousand Dollars on May 1, 2000). The initial term of the LOC shall be four (4) years and shall thereafter renew automatically from year to year through the date which is thirty (30) days after expiration of this Lease or any extension hereto. The express terms of the LOC shall provide that the issuing bank shall notify Landlord in writing at least sixty (60) days in advance in the event that such issuing bank shall not automatically renew the LOC as described above and Landlord shall then be entitled to draw on the LOC as provided herein. The LOC shall be in a form acceptable to Landlord and shall be issued by an LOC bank selected by Tenant and acceptable to Landlord. An LOC bank is a bank that accepts deposits, maintains accounts, has a local office that will negotiate a letter of credit, and the deposits of which are insured by the Federal Deposit Insurance Corporation. Tenant shall pay all expenses, points, or fees incurred by Tenant in obtaining the LOC. The LOC shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Project, the Building and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the LOC and/or the LOC Security Deposit (as defined below) to the transferee or mortgagee, and in the event of such transfer, Tenant shall look solely to such transferee or mortgagee for the return of the LOC and/or the LOC Security Deposit. Landlord shall be responsible for a reasonable and actual standard transfer fee of the issuing bank charged in connection with such transfer.

         (2) REPLACEMENT OF LETTER OF CREDIT. Tenant may, from time to time, replace any existing LOC with a new LOC if the new LOC
                  (a) becomes effective at least thirty (30) days before expiration of the LOC that it replaces; (b) is in the required LOC amount; (c) is issued by an LOC bank acceptable to Landlord; and (d) otherwise complies with the requirements of this Paragraph 39.

         (3) LANDLORD'S RIGHT TO DRAW ON LETTER OF CREDIT. Landlord shall hold the LOC as security for the performance of Tenant's obligations under this Lease. If, after notice and failure to cure within any applicable period provided in this Lease, Tenant defaults on any provision of this Lease, Landlord may, without prejudice to any other remedy it has, and after Landlord first applies the cash security described in the Basic Lease Information to any such Tenant default, draw on that portion of the LOC necessary to (a) pay Rent or other sum in default; (b) pay or reimburse Landlord for any amount that Landlord may spend or become obligated to spend in exercising Landlord's rights under Paragraph 30 (Right of Landlord to Perform Tenant's Covenant); and/or (c) compensate Landlord for any expense, loss, or damage that Landlord may suffer because of Tenant's default. If Tenant fails to renew or replace the LOC at least thirty (30) days before its expiration, Landlord may, without prejudice to any other remedy it has, draw on the entire amount of the LOC.

         (4) LOC SECURITY DEPOSIT. Any amount of the LOC that is drawn on by Landlord but not applied by Landlord shall be held by Landlord as a security deposit (the "LOC SECURITY DEPOSIT") in accordance with Paragraph 19 of this Lease.

         (5) RESTORATION OF LETTER OF CREDIT AND LOC SECURITY DEPOSIT. If Landlord draws on any portion of the LOC and/or applies all or any portion of such draw, Tenant shall, within five (5) business days after demand by Landlord, either (a) deposit cash with Landlord in an amount that, when added to the amount remaining under the LOC and the amount of any LOC Security Deposit, shall equal the LOC Amount then required under this Paragraph 39; or (b) reinstate the LOC to the full LOC Amount.

         (6) REDUCTION OF LETTER OF CREDIT. The LOC Amount may be reduced at the times and to the corresponding amounts specified in this Paragraph 39.D(6) if each of the following conditions is satisfied to Landlord's satisfaction in each case: (i) Tenant is not and has not been in material default under the terms of this Lease beyond any applicable cure period, (ii) Tenant provides to Landlord ten (10) days prior written notice of any such reduction; (iii) the LOC provides that the issuing bank shall notify Landlord in writing at least five (5) business days prior to any such reduction, and (iv) each of the conditions precedent described in clauses 1. through 6., inclusive, is satisfied to Landlord's satisfaction:

                  1. At any time after the end of the thirty-sixth (36th) month following the Building B Premises Term Commencement Date, the LOC Amount may be reduced to an amount equal to Eight Million and No/100 Dollars ($8,000,000.00) if the following conditions precedent are satisfied to Landlord's satisfaction: (i) Tenant has a tangible net worth in excess of Fifty Million and No/100 Dollars ($50,000,000.00), which amount shall be determined by Landlord to its satisfaction prior to any reduction in the LOC Amount, and in connection with such determination, Tenant shall deliver to Landlord for review Tenant's financial statements prepared in accordance with generally accepted accounting principles and audited by a nationally recognized public accounting firm reasonably acceptable to Landlord, and any other financial information reasonably requested by Landlord ("TENANT'S FINANCIAL INFORMATION"); and (ii) Tenant's Financial Information reflects four (4) consecutive calendar quarters of profitability, as determined by Landlord, during the time period immediately preceding Tenant's request for reduction in the LOC Amount.

                  2. At any time after the end of the forty-eighth (48th) month following the Building B Premises Term Commencement Date, the LOC Amount may be reduced to an amount equal to Seven Million and No/100 Dollars ($7,000,000.00) if the following conditions precedent are satisfied to Landlord's satisfaction: (i) Tenant has a tangible net worth in excess of Fifty Million and No/100 Dollars ($50,000,000.00) as reflected in Tenant's Financial Information, which amount shall be determined by Landlord to its satisfaction prior to any reduction in the LOC Amount; and (ii) Tenant's Financial Information reflects profitability for the period which occurs during the twelve (12) calendar months prior to the reduction in the LOC Amount described in this subparagraph, as such profitability is determined by Landlord, during the time period immediately preceding Tenant's request for reduction in the LOC Amount.

                  3. If: (i) Tenant has a tangible net worth in excess of Seventy-Five Million and No/100 Dollars ($75,000,000.00) as reflected in Tenant's Financial Information, which amount shall be determined by Landlord to its satisfaction prior to any reduction in the LOC Amount; and (ii) Tenant's Financial Information reflects profitability for the period which occurs during the twelve (12) calendar months prior to the reduction in the LOC Amount described in this subparagraph, as such profitability is determined by Landlord, during the time period immediately preceding Tenant's request for reduction in the LOC Amount, then the following reductions in the LOC Amount may be made in accordance with the terms of this Paragraph 39.B:

                           a.       At any time after the end of the sixtieth
                                    (60th) month following the Building B
                                    Premises Term Commencement Date, the LOC
                                    Amount may be reduced to an amount equal to Six Million and No/100 Dollars ($6,000,000.00);

                           b.       At any time after the end of the
                                    seventy-second (72nd) month following the
                                    Building B Premises Term Commencement Date, the LOC Amount may be reduced to an amount equal to Five Million and No/100 Dollars ($5,000,000.00);

                           c.       At any time after the end of the
                                    eighty-fourth (84th) month following the
                                    Building B Premises Term Commencement Date, the LOC Amount may be reduced to an amount equal to Four Million and No/100 Dollars ($4,000,000.00);

                           d.       At any time after the end of the
                                    ninety-sixth (96th) month following the
                                    Building B Premises Term Commencement Date, the LOC Amount may be reduced to an amount equal to Three Million and No/100 Dollars ($3,000,000.00).

                  In the event that any of the above described reductions to the LOC is made and, subsequently, Tenant fails to meet the corresponding profitability and net worth condition precedent for a period of thirty (30) days following delivery by Landlord of written notice of any such failure, Tenant shall within forty-eight (48) hours, increase the face amount of the LOC to an amount equal to the LOC Amount existing prior to such reduction.

                  (7) SURETY BOND. Subject to Landlord's prior written approval (which may be withheld in Landlord's sole discretion), Tenant may provide a surety bond (a "SURETY BOND") in form and substance acceptable to Landlord for a portion of the LOC Amount, as such portion is determined by Landlord in its sole discretion In the event Landlord accepts a Surety Bond as provided in this Paragraph 39.B(7), any reduction in the LOC Amount as provided herein shall first be made to the Surety Bond and the reduction amount remaining, if any, shall then be made to the LOC. If Tenant provides to Landlord a Surety Bond in accordance with this paragraph, Landlord may, at any time, require Tenant to replace such Surety Bond with a LOC as provided herein.

C.       SCHEDULED TERM COMMENCEMENT DATE:

(1) For the portion of the Premises depicted on EXHIBIT B (the "BUILDING A PREMISES") consisting of approximately 39,473 rentable square feet, the Scheduled Term Commencement Date (the "BUILDING A TERM COMMENCEMENT DATE") shall be the earlier of (1) March 1, 2000, subject to extension for delays in Landlord's construction of the Building A Premises Tenant Improvements or Base Building Work caused by force majeure as defined in Paragraph 35 hereof (ii) the date on which the Building A Premises Tenant Improvements described in EXHIBIT C are substantially complete as defined in Exhibit C, or (iii) the date Tenant commences business operations in the Building A Premises, as evidenced by, among other things, the presence in the Building A Premises of business files and, during normal business hours, employees (excluding employees or other agents of Tenant installing and testing Tenant's equipment, furniture and fixtures).

(2) For the portion of the Premises depicted on EXHIBIT B (the "BUILDING B PREMISES") consisting of approximately 121,171 rentable square feet, the Scheduled Term Commencement Date (the "BUILDING B TERM COMMENCEMENT DATE") shall be the earlier of (1) September 1, 2000 (as such date may be adjusted pursuant to Paragraph C.5.1 of Exhibit C attached hereto),
         (ii) the date on which the Building B Premises Tenant Improvements described in EXHIBIT C are substantially complete as defined in Exhibit C, or (iii) the date Tenant commences business operations in the Building B Premises, as evidenced by, among other things, the presence in the Building B Premises of business files and, during normal business hours, employees (excluding employees or other agents of Tenant installing and testing Tenant's equipment, furniture and fixtures).

D.       GENERATOR.

(1) Tenant shall, at Tenant's sole cost and expense, install a generator with a self-contained above-ground fuel tank (the "GENERATOR") on the area specifically designated on EXHIBIT E and, if necessary, as determined by Landlord in its reasonable discretion, any parking spaces (the "SPACES") which Spaces shall be selected by Landlord in Landlord's sole discretion; provided, however, that, in Landlord's sole determination, such installation of the Generator is feasible with respect to, among other things, available location, weight and size of the Generator. Prior to Landlord's selection of the Spaces, Tenant shall provide Landlord with a detailed written statement describing the specifications of the Generator for Landlord's approval, which approval may be withheld in Landlord's sole discretion. Provided that, pursuant to the terms of this Lease, Tenant does install the Generator, the Generator shall remain the property of Tenant for its own exclusive use; provided, however, that Tenant, at Tenant's expense, shall remove the Generator and restore the Spaces by the expiration or earlier termination of this Lease, to its condition existing prior to the installation of the Generator and in a manner consistent with the terms of this Lease.

(3) Tenant shall at all times during the Term at Tenant's expense maintain all parts of the Generator and such portions of the Spaces as are within the exclusive control of Tenant in a good, clean and working condition and promptly make all necessary repairs and replacements, as reasonably determined by Landlord, with materials and workmanship of the same character, kind and quality as the original. Notwithstanding anything to the contrary contained herein, Tenant shall, at its expense, promptly repair any damage to the Generator or the Spaces resulting from or caused by any negligence or act of Tenant or Tenant's Parties.

(4) The terms of Paragraph 4D hereof (Hazardous Materials), and Tenant's obligations thereunder, shall apply to the Spaces and the Generator and the use thereof.

E. EARLY ACCESS. Provided that Tenant does not interfere with the construction of the Base Building Work, and in accordance with this Paragraph 39.E, Tenant shall have the right to access the Building B Premises upon the sufficient completion of the Base Building Work (as described below) during normal business hours after reasonable prior notice to Landlord for purposes of constructing the Building B Premises Tenant Improvements in accordance with EXHIBIT C hereto (as the timeline for such construction and installation is described below), with all terms and conditions of this Lease in full force and effect, excluding payment of Rent and Operating Expenses. Any interference by Tenant or any of Tenant's Parties with the construction of the Base Building Work shall constitute a Tenant Delay as defined in EXHIBIT C (which Tenant Delay shall apply to each of the Building A Premises and the Building B Premises). The Base Building Work shall be sufficiently complete to permit access by Tenant to the Premises and commencement of construction of Building B Premises Tenant Improvements on a minimum of one floor of the Building B Premises on or before June 1, 2000 and the entire Building B Premises on or before July 1, 2000; provided, however, that in the event that Devcon is not the general contractor for the Building B Premises Tenant Improvements, the dates previously stated in this sentence shall be July 1, 2000 and August 1, 2000, respectively. Access to the Building B Premises shall be based upon the criteria described below for sufficient completion. The Base Building Work will be completed simultaneously with the construction of Building B Premises Tenant Improvements. Sufficient completion of the Building B Premises Base Building Work shall be defined as follows: (i) the permanent roof, or a watertight temporary roof, complete so that a watertight condition is continuously maintained; (ii) permanent curtain wall, perimeter insulation and sheet rock and glass complete or a watertight temporary enclosure complete so that a watertight condition is continuously maintained; (iii) base building core walls complete;
         (iv) mechanical, electrical, plumbing and sprinkler riser work sufficiently complete to permit connection of tenant improvements; (v) the base building sprinkler loop and ductwork sufficiently complete to permit connection of applicable Tenant Improvements; and (vi) floor slab complete and broom clean.

F.       ARBITRATION DISPUTES.

(1) The parties agree that any and all disputes, claims or controversies arising out of or relating to Paragraph 10 of this Lease, except for issues arising in connection with the payment of Rent and all other matters entitled to "fast-track" adjudication including, but not limited to, eviction, that are not resolved by their mutual agreement shall be submitted to final and binding arbitration before JAMS/ENDISPUTE, or its successor, pursuant to the United States Arbitration Act, 9 U.S.C. Sec. 1 et seq. Either party may commence the arbitration process called for in this Paragraph 39.F by filing a written demand for arbitration with JAMS/ENDISPUTE with a copy to the other party. The arbitration will be conducted in San Mateo County, California, and in accordance with the provisions of JAMS/ENDISPUTE's Streamlined Arbitration Rules and Procedures in effect at the time of filing the demand for arbitration. The parties will cooperate with JAMS/ENDISPUTE and with one another in selecting an arbitrator from JAMS/ENDISPUTE's panel of neutrals, and in scheduling the arbitration proceedings. The parties covenant that they will participate in the proceedings in good faith, and that they will share equally in its costs, including, without limitation, the arbitrator's fees, provided that each party shall bear its own attorneys' fees in connection with any arbitration. The provisions of this Paragraph may be enforced by any Court of competent jurisdiction, and, in the event that the arbitration process continues through and including a final determination of liability in accordance with this provision, the prevailing party shall be entitled to an award of all costs, fees and expenses, including reasonable attorneys' fees, to be paid by the party against whom enforcement is ordered.

(2) NOTICE: By initialing the space below you are agreeing to have all disputes, claims or controversies arising out of or relating to Paragraph 10 of the Lease, except for issues arising in connection with the payment of Rent and all other matters entitled to "fast-track" adjudication including, but not limited to, eviction, decided by neutral arbitration, and you are giving up any rights you might possess to have those matters litigated in a court or jury trial. By initialing in the space below you are giving up your judicial rights to discovery and appeal except to the extent that they are specifically provided for under this Paragraph 39.F. If you refuse to submit to arbitration after agreeing to this provision, you may be compelled to arbitrate under federal or state law. Your agreement to this arbitration provision is voluntary.

                  We have read and understand the foregoing and agree to submission of all disputes, claims or controversies arising out of or related to Paragraph 10 of this Lease, except for issues arising in connection with the payment of Rent and all other matters entitled to "fast-track" adjudication including, but not limited to, eviction, to neutral arbitration in accordance with this Paragraph 39E.

                  -----------                                 -----------

                  Landlord                                    Tenant

(G) RIGHT OF FIRST OFFER. After the initial leasing of the entire Building, and provided Tenant is not, and has not been, in material default of any terms and conditions of this Lease, Tenant shall have a recurring right of first offer to lease the first and second floor of Building A, approximately eighty thousand (80,000) square feet (the "EXPANSION SPACE"), as shown on EXHIBIT F at such time as such Expansion Space is made available for lease by Landlord and as such Expansion Space is vacated by the prior tenant. Upon notification by Landlord in writing of the availability of the Expansion Space and the terms and conditions on which Landlord is willing to lease such Expansion Space to Tenant, Tenant shall have five (5) business days to notify Landlord in writing of Tenant's desire to exercise Tenant's right of first offer on the terms and conditions. In the event Tenant fails to give Landlord notice of Tenant's election to lease such Expansion Space within such time period, Tenant shall have no further right, title or interest in such Expansion Space with respect to such particular notification by Landlord. If, on the other hand, Tenant exercises its right of first offer in the manner prescribed, Tenant shall immediately deliver to Landlord payment for the first month's rent for such Expansion Space (in the same manner as provided for in this Lease), and the lease for such Expansion Space shall be consummated without delay in accordance with the terms and conditions set forth in Landlord's notice. Notwithstanding anything to the contrary herein contained, Tenant's right to the Expansion Space shall be conditioned upon the following: (i) at the time Tenant agrees to accept the Expansion Space and at the time of the commencement of the term for the Expansion Space, Tenant shall be in possession of and occupying seventy-five percent (75%) of the Premises for the conduct of its business therein and the same shall not be occupied by any assignee, subtenant or licensee and, provided further, that the option for additional space shall be applicable hereunder only if the Expansion Space will actually be occupied by Tenant and (ii) the agreement of acceptance shall constitute a representation by Tenant to Landlord, effective as of the date of the agreement of acceptance and as of the date of commencement of the lease for the Expansion Space, that Tenant does not intend to assign the lease for the Expansion Space, in whole or in part or sublet for a period greater than twenty-four (24) months all or any portion of the Premises, the election to expand being for the purpose of utilizing the Expansion Space for Tenant's purposes in the conduct of Tenant's business therein.

                             40. JURY TRIAL WAIVER

EACH PARTY HERETO (WHICH INCLUDES ANY ASSIGNEE, SUCCESSOR HEIR OR PERSONAL REPRESENTATIVE OF A PARTY) SHALL NOT SEEK A JURY TRIAL, HEREBY WAIVES TRIAL BY JURY, AND HEREBY FURTHER WAIVES ANY OBJECTION TO VENUE IN THE COUNTY IN WHICH THE BUILDING IS LOCATED, AND AGREES AND CONSENTS TO PERSONAL JURISDICTION OF THE COURTS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE, EMERGENCY OR OTHERWISE, WHETHER ANY OF THE FOREGOING IS BASED ON THIS LEASE OR ON TORT LAW. EACH PARTY REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL CONCERNING THE EFFECT OF THIS PARAGRAPH 40. THE PROVISIONS OF THIS PARAGRAPH 40 SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and the year first above written.

                             LANDLORD

                             Spieker Properties, L.P.,
                             a California limited partnership


                             By: Spieker Properties, Inc.,
                                 a Maryland corporation,
                                 its general partner


                                 By: /s/ Nancy B. Gille
                                     ------------------
                                     Nancy B. Gille
                                     Its:  Vice President

                             Date: 10/27/99
                                   --------


                             TENANT

                             InsWeb Corporation
                             A Delaware corporation


                             By: /s/ Sheryl Dodsworth
                                 --------------------
                                 Sheryl Dodsworth,
                                 Its:  Senior Vice President, Finance &
                                       Administration

                             Date: 10/27/99
                                   --------



                             By: /s/ James M. Corroon
                                 --------------------

                                 James M. Corroon,
                                 Its:  Vice Chairman

                             Date: 10/27/99
                                   --------

                                    EXHIBIT A

                              RULES AND REGULATIONS

1. Driveways, sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. The driveways, sidewalks, halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building, the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activities. No tenant, and no employees or invitees of any tenant, shall go upon the roof of any Building, except as authorized by Landlord. No tenant, and no employees or invitees of any tenant shall move any common area furniture without Landlord's consent.

2. No sign, placard, banner, picture, name, advertisement or notice, visible from the exterior of the Premises or the Building or the common areas of the Building shall be inscribed, painted, affixed, installed or otherwise displayed by Tenant either on its Premises or any part of the Building or Project without the prior written consent of Landlord in Landlord's sole and absolute discretion. Landlord shall have the right to remove any such sign, placard, banner, picture, name, advertisement, or notice without notice to and at the expense of Tenant, which were installed or displayed in violation of this rule. If Landlord shall have given such consent to Tenant at any time, whether before or after the execution of Tenant's Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, placard, banner, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, banner, picture, name, advertisement or notice.

     All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor approved by Landlord and shall be removed by Tenant at the time of vacancy at Tenant's expense.

3. The directory of the Building or Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names therefrom.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent or of a quality, type, design, and bulb color approved by Landlord. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which Landlord considers unsightly from outside Tenant's Premises.

5. Landlord reserves the right to exclude from the Building and the Project, between the hours of 6 p.m. and 8 a.m. and at all hours on Saturdays, Sundays and legal holidays, all persons who are not tenants or their accompanied guests in the Building. Each tenant shall be responsible for all persons for whom it allows to enter the Building or the Project and shall be liable to Landlord for all acts of such persons.

     Landlord and its agents shall not be liable for damages for any error concerning the admission to, or exclusion from, the Building or the Project of any person.

     During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right (but shall not be obligated) to prevent access to the Building and the Project during the continuance of that event by any means it considers appropriate for the safety of tenants and protection of the Building, property in the Building and the Project.

6. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness of its Premises. Landlord shall in no way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to Tenant's property by the janitor or any other employee or any other person.

7. Tenant shall see that all doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus, coffee pots or other heat-generating devices are entirely shut off before Tenant or its employees leave the Premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or Project or by Landlord for noncompliance with this rule. On multiple-tenancy floors, all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

8. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord. As more specifically provided in Tenant's lease of the Premises, Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

9. Landlord will furnish Tenant free of charge with two keys to each door in the Premises. Landlord may make a reasonable charge for any additional keys, and Tenant shall not make or have made additional keys. Tenant shall not alter any lock or access device or install a new or additional lock or access device or bolt on any door of its Premises, without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys for all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

10. The restrooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage, or damage resulting from violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused the breakage, stoppage, or damage.

11. Tenant shall not use or keep in or on the Premises, the Building or the Project any kerosene, gasoline, or inflammable or combustible fluid or material.

12. Tenant shall not use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance. Tenant shall not allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about the Premises, the Building, or the Project.

13. No cooking shall be done or permitted by any tenant on the Premises, except that use by the tenant of Underwriters' Laboratory (UL) approved equipment, refrigerators and microwave ovens may be used in the Premises for the preparation of coffee, tea, hot chocolate and similar beverages, storing and heating food for tenants and their employees shall be permitted. All uses must be in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations and the Lease. Notwithstanding the foregoing, subject to Landlord's reasonable approval,Tenant shall have the right to install kitchen cooking facilities in the Building B Premises.

14. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall the Premises be used for any illegal, improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in such Tenant's Lease. Tenant shall not accept hairstyling, barbering, shoeshine, nail, massage or similar services in the Premises or common areas except as authorized by Landlord.

15. If Tenant requires telegraphic, telephonic, telecommunications, data processing, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation. The cost of purchasing, installation and maintenance of such services shall be borne solely by Tenant.

16. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

17. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or any other device on the exterior walls or the roof of the Building, without Landlord's consent. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building, the Project or elsewhere.

18. Tenant shall not mark, or drive nails, screws or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord's consent. Tenant may install nails and screws in areas of the Premises that have been identified for those purposes to Landlord by Tenant at the time those walls or partitions were installed in the Premises. Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

19. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be designated by Landlord.

     Tenant shall not place a load upon any floor of its Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all safes, furniture or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

     Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

20. Tenant shall not install, maintain or operate upon its Premises any vending machine without the written consent of Landlord.

21. There shall not be used in any space, or in the public areas of the Project either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenants using hand trucks shall be required to use the freight elevator, or such elevator as Landlord shall designate. No other vehicles of any kind shall be brought by Tenant into or kept in or about its Premises.

22. Each tenant shall store all its trash and garbage within the interior of the Premises. Tenant shall not place in the trash boxes or receptacles any personal trash or any material that may not or cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city, without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes and at such times as Landlord shall designate. If the Building has implemented a building-wide recycling program for tenants, Tenant shall use good faith efforts to participate in said program.

23. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building and the Project are prohibited and each tenant shall cooperate to prevent the same. No tenant shall make room-to-room solicitation of business from other tenants in the Building or the Project, without the written consent of Landlord.

24. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building and the Project. Landlord shall reimburse Tenant for any actual costs reasonably incurred by Tenant as a result of such change.

25. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is under the influence of alcohol or drugs or who commits any act in violation of any of these Rules and Regulations.

26. Without the prior written consent of Landlord, Tenant shall not use the name of the Building or the Project or any photograph or other likeness of the Building or the Project in connection with, or in promoting or advertising, Tenant's business except that Tenant may include the Building's or Project's name in Tenant's address.

27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. The requirements of Tenant will be attended to only upon appropriate application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees of Landlord will admit any person (tenant or otherwise) to any office without specific instructions from Landlord.

30. Landlord reserves the right to designate the use of the parking spaces on the Project. Tenant or Tenant's guests shall park between designated parking lines only, and shall not occupy two parking spaces with one car. Parking spaces shall be for passenger vehicles only; no boats, trucks, trailers, recreational vehicles or other types of vehicles may be parked in the parking areas (except that trucks may be loaded and unloaded in designated loading areas). Vehicles in violation of the above shall be subject to tow-away, at vehicle owner's expense. Vehicles parked on the Project overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to tow-away at vehicle owner's expense. No tenant of the Building shall park in visitor or reserved parking areas. Any tenant found parking in such designated visitor or reserved parking areas or unauthorized areas shall be subject to tow-away at vehicle owner's expense. The parking areas shall not be used to provide car wash, oil changes, detailing, automotive repair or other services unless otherwise approved or furnished by Landlord. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

31. No smoking of any kind shall be permitted anywhere within the Building, including, without limitation, the Premises and those areas immediately adjacent to the entrances and exits to the Building, or any other area as Landlord elects. Smoking in the Project is only permitted in smoking areas identified by Landlord, which may be relocated from time to time.

32. If the Building furnishes common area conferences rooms for tenant usage, Landlord shall have the right to control each tenant's usage of the conference rooms, including limiting tenant usage so that the rooms are equally available to all tenants in the Building. Any common area amenities or facilities shall be provided from time to time at Landlord's discretion.

33. Tenant shall not swap or exchange building keys or cardkeys with other employees or tenants in the Building or the Project.

34. Tenant shall endeavor to cause the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

35. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Project.

36. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

37. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein stated and any additional rules and regulations which are adopted.

                                    EXHIBIT B

                                    SITE PLAN

                                    EXHIBIT C

                           LEASE IMPROVEMENT AGREEMENT

                  This Lease Improvement Agreement ("IMPROVEMENT AGREEMENT") sets forth the terms and conditions relating to construction of the initial tenant improvements described in each of the Building A Premises Plans (as defined herein) to be prepared and approved as provided below (the "BUILDING A PREMISES TENANT IMPROVEMENTS") in the Building A Premises and the Building B Premises Plans (as defined herein) to be prepared and approved as provided below (the "BUILDING B PREMISES TENANT IMPROVEMENTS", and together with the Building A Tenant Improvements, collectively, the "TENANT IMPROVEMENTS". Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Lease (the "LEASE") to which this Improvement Agreement is attached and forms a part.

A.       THE PREMISES.

1. BASE BUILDING WORK. Landlord acknowledges that it has commenced, and agrees to diligently pursue to completion at Landlord's sole cost, construction of the Building and base portion of the Building, and parking, landscaping and other elements (the "BASE BUILDING WORK") each as identified on, and substantially in accordance with, the permit set of plans and specifications described on SCHEDULE 1 to this EXHIBIT C, subject to normal construction deviations, and subject to and in accordance with Regulations. Schedule 1 has previously been approved by the City of San Carlos and was made available to Tenant for review prior to the execution of the Lease.

2.       SPECIFICATIONS FOR STANDARD TENANT IMPROVEMENTS.

            2.1. Specifications of standard building components which will comprise and be used in the construction of the Tenant Improvements ("STANDARDS") are set forth in SCHEDULE 2 to this EXHIBIT C. As used herein, "STANDARDS" or "BUILDING STANDARDS" shall mean the standards for a particular item selected from time to time by Landlord for the Building, including those set forth on SCHEDULE 2 of this EXHIBIT C, or such other standards of equal or better quality as may be mutually agreed between Landlord and Tenant in writing.

            2.2. No deviations from the Standards are permitted, except as requested by Tenant and approved by Landlord in the Building A Premises Plans and/or the Building B Premises Plans, as the case may be. Tenant shall pay all costs and expenses associated with any deviation from Building Standards. Landlord reserves the right to require restoration to the Building Standards, those specialized improvements and/or those improvements that are not consistent with the overall Building Standards and systems.

            2.3. Tenant shall provide to Landlord the names and qualifications of any consulting engineers or design build contractors that Tenant or Space Planner (as defined herein) shall employ to design the Building A Premises Space Plan, the Building A Premises Plans, the Building B Premises Space Plan and the Building B Premises Plans.

3. MISCELLANEOUS. A default under this Improvement Agreement shall constitute a default under the Lease, and the parties shall be entitled to all rights and remedies under the Lease in the event of a default hereunder by the other party (notwithstanding that the Term thereof has not commenced).

B.       THE BUILDING A PREMISES.

1. BUILDING A PREMISES PLANS AND SPECIFICATIONS.

         1.1. Tenant shall retain the services of DES Architects/Engineers (the "SPACE PLANNER") to prepare a detailed space plan (the "BUILDING A PREMISES SPACE PLAN") mutually satisfactory to Landlord and Tenant for the construction of the Building A Premises Tenant Improvements in the Building A Premises. The Building A Premises Space Plan shall include floor and furniture plans (including partial and full height partitions, flooring, case work, doors, and sidelites). Landlord shall approve or disapprove the Building A Premises Space Plan and any proposed revisions thereto in writing within five (5) business days after receipt thereof, which approval shall not be unreasonably withheld. In the event that Tenant fails to deliver an approved Building A Premises Space Plan on or before November 8, 1999, such failure shall constitute a Tenant Delay hereunder.

         1.2. Based on the approved Building A Premises Space Plan, Tenant shall cause the Space Planner to prepare detailed plans, specifications and working drawings for the construction of the Building A Premises Tenant Improvements (the "BUILDING A PREMISES PLANS"). Tenant has commenced and shall continue to diligently pursue the preparation of the Building A Premises Plans. Landlord shall approve or disapprove the Building A Premises Plans and any proposed revisions thereto, including the estimated cost of the Building A Premises Tenant Improvements, in writing within three (3) business days after receipt thereof. If Landlord fails to approve or disapprove the Building A Premises Space Plan or Building A Premises Plans or any revisions thereto within the time limits specified herein, Landlord shall be deemed to have approved the same. Tenant shall cause the final Building A Premises Plans and the cost estimate to be prepared and approved no later than December 22, 1999. In the event Tenant fails to prepare and approve the final Building A Premises Plans and the cost estimate on or before December 22, 1999, such failure shall constitute a Tenant Delay hereunder.

         1.3. In connection with the development of the Building A Premises Plans, on or before November 23, 1999, Tenant shall cause the Space Planner, in cooperation with Landlord and Landlord's contractor, to identify and to approve in writing all long-lead items and shall provide to Landlord a written list of such items. For purposes of this Improvement Agreement, long-lead items shall be construction materials and equipment essential for the timely completion of the Building A Premises Tenant Improvements, including, but not limited to, carpet, light fixtures, supplemental HVAC and special finishes. In the event Tenant fails to deliver such written list to Landlord on or before November 23, 1999, such failure shall constitute a Tenant Delay hereunder.

         1.4. Notwithstanding the foregoing, Tenant shall cause the Space Planner to deliver to Landlord on or before December 22, 1999 plans, specifications and working drawings for the construction of the Building A Premises Tenant Improvements which are sufficiently complete to enable the City of San Carlos to issue any required permits.

         1.5. Notwithstanding Landlord's review and approval of the Building A Premises Space Plan and the Building A Premises Plans and any revisions thereto, Landlord shall have no responsibility or liability whatsoever for any errors or omissions contained in the Building A Premises Space Plan or Building A Premises Plans, or to verify dimensions or conditions, or for the quality, design or compliance with applicable Regulation of any improvements described therein or constructed in accordance therewith. Landlord hereby assigns to Tenant all warranties and guarantees by the contractor who constructs the Building A Premises Tenant Improvements relating to the Building A Premises Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the design of the Building A Premises Tenant Improvements.

2. CONSTRUCTION OF BUILDING A PREMISES TENANT IMPROVEMENTS.

         2.1. Upon Landlord's approval of the Building A Premises Plans including the estimate of the cost of the Building A Premises Tenant Improvements, Landlord shall cause its contractor to proceed to secure a building permit and commence construction of the Building A Premises Tenant Improvements provided that Tenant shall cooperate with Landlord in executing permit applications and performing other actions reasonably necessary to enable Landlord to obtain any required permits or certificates of occupancy. Landlord shall make commercially reasonable efforts to cause its contractor to complete the Building A Premises Tenant Improvements as soon as is reasonably practicable.

         2.2. Without limiting the provisions of Paragraph 35 of the Lease, Landlord shall not be liable for any direct or indirect damages suffered by Tenant as a result of delays in construction beyond Landlord's reasonable control, including, but not limited to, delays due to strikes or unavailability of materials or labor, or delays caused by Tenant (including delays by the Space Planner, Tenant's contractor or anyone else performing services on behalf of Tenant).

         2.3. If any work is to be performed on the Building A Premises by Tenant or Tenant's contractor or agents:

                        (a) Such work shall proceed upon Landlord's written
                  approval of Tenant's contractor, public liability and property damage insurance carried by Tenant's contractor, and detailed plans and specifications for such work, shall be at Tenant's sole cost and expense and shall further be subject to the provisions of Paragraphs 12 and 27 of the Lease.

                        (b) All work shall be done in conformity with a valid
                  building permit when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable Regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to comply with all applicable Regulations.

                        (c) If required by Landlord or any lender of Landlord,
                  all work by Tenant or Tenant's contractor or agents shall be done with union labor in accordance with all union labor agreements applicable to the trades being employed.

                        (d) All work by Tenant or Tenant's contractor or agents
                  shall be scheduled through Landlord.

                        (e) Tenant or Tenant's contractor or agents shall
                  arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges, if any, for such services as may be charged by Tenant's or Landlord's contractor.

                        (f) Tenant's entry to the Building A Premises for any
                  purpose, including, without limitation, inspection or performance of Tenant construction by Tenant's agents, prior to the date Tenant's obligation to pay rent commences shall be subject to all the terms and conditions of the Lease except the payment of Rent with respect to the Building A Premises. Tenant's entry shall mean entry by Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors.

                        (g) Tenant shall promptly reimburse Landlord upon demand
                  for any reasonable expense actually incurred by the Landlord by reason of faulty work done by Tenant or its contractors or by reason of any delays caused by such work, or by reason of inadequate clean-up.

3. BUILDING A PREMISES TENANT IMPROVEMENT COST.

         3.1. The cost of the Building A Premises Tenant Improvements (as such costs are approved by Tenant as provided herein, except to the extent that any costs in connection with the Building A Premises Tenant Improvements are required for compliance with any Regulation) shall be paid for by Tenant, including, without limitation, the cost of: Standards; space plans and studies; architectural and engineering fees; permits, approvals and other governmental fees; labor, material, equipment and supplies; construction fees and other amounts payable to contractors or subcontractors; taxes; filing and recording fees; premiums for insurance and bonds; attorneys' fees; and all other costs expended or to be expended in the construction of the Building A Premises Tenant Improvements; and an administration fee of ten percent (10%) of the total cost of the Building A Premises Tenant Improvements Allowance.

         3.2. Provided Tenant is not in material default under the Lease, including this Improvement Agreement, Landlord shall contribute a one-time tenant improvement allowance not to exceed One Million Eighty-Five Thousand Five Hundred Seven and 50/100 Dollars ($1,085,507.50) ("BUILDING A PREMISES TENANT IMPROVEMENT ALLOWANCE") to be credited by Landlord toward the cost of the initial Building A Premises Tenant Improvements as provided herein. No credit shall be given to Tenant if the cost of the Building A Premises Tenant Improvements is less than the Building A Premises Tenant Improvement Allowance.

         3.3. On or before 5:00 p.m. on the 14th day of January, 2000, Landlord shall deliver to Tenant a construction budget in connection with the Building A Premises Tenant Improvements which budget shall be a stipulated sum contract (the "BUDGET") for Tenant's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall enter into a contract with Landlord's contractor on the basis of such approved Budget; provided, however, the Budget shall be subject to change orders as provided herein. Tenant shall either approve or disapprove the Budget in writing within five (5) business days following the date of Landlord's delivery of the Budget. In the event that Tenant fails to so approve or disapprove the Budget within such time period, Tenant shall be deemed to have approved the Budget. In the event Tenant disapproves of the Budget, Tenant shall describe in its written objection letter those particular line items to which Tenant objects, detailed reasons supporting such objection and a suggested remedy. If such objections are reasonable, Landlord shall revise the Budget accordingly and shall resubmit the Budget to Tenant for its review and approval as provided in this paragraph. Notwithstanding the foregoing, Tenant hereby acknowledges and agrees that Landlord shall not be required to submit the Building A Premises Tenant Improvement work to a competitive bidding process and that Landlord shall not be required to use the lowest costs of labor and/or materials available in the market but shall instead be entitled, in Landlord's sole discretion, to consider, among other things, the quality of the work and materials of contractors, the contractors' availability and timing for the construction and the competitive pricing of labor and materials as determined by Landlord by referencing Landlord's prior experience through competitive bidding to contractors in the geographic market in which Building A is located. Notwithstanding the foregoing, in the event that Tenant objects to a Budget, any delay caused in connection with such objection shall not be deemed a Landlord Delay hereunder.

         3.4. If the cost of the Building A Premises Tenant Improvements increases after Tenant's approval of the Building A Premises Plans and the Budget due to the requirements of any governmental agency or applicable Regulation, Tenant's proportionate share pursuant to paragraph B.3.5(a) hereof shall be adjusted accordingly.

         3.5. The costs and expenses associated with the Tenant Improvements shall be paid as follows:

                  (a) Disbursement of Building A Premises Tenant Improvement
            Allowance. On or before the twenty-fifth (25th) day of the calendar month, during construction of the Building A Premises Tenant Improvements (or such other date as Landlord may designate), Landlord shall deliver to Tenant a request for payment of Landlord's contractor. Such request shall include a schedule, by trade, of percentage of completion of the Building A Premises Tenant Improvements, detailing the portion of the work completed and the portion not completed. Within ten (10) business days of receipt of such request, Tenant shall deliver a check made payable (or transfer funds electronically) to Landlord in payment of Tenant's proportionate share of such request for payment. For purposes of this Paragraph B.3.5(a), Tenant's proportionate share is defined as that portion of such request for payment that is in proportion to the excess costs (the costs in excess of the Building A Premises Tenant Improvement Allowance), as such excess costs may from time to time increase as provided herein, as a percentage of the total cost of the Building A Premises Tenant Improvements. Tenant acknowledges that it is responsible for all costs of the Building A Premises Tenant Improvements in excess of the Building A Premises Tenant Improvement Allowance, except to the extent that excess costs over the Building A Premises Tenant Improvement Allowance are incurred solely in connection with material deviations in the Base Building Work performed by Landlord or Landlord's agents, in the Building A Premises from the plans and specifications set forth in Schedule 1, attached hereto.

                  (b) Other Terms. Landlord shall only be obligated to make
            disbursements from the Building A Premises Tenant Improvement Allowance in accordance with the terms of this Agreement.

3.6. If Tenant requests any change(s) in the Building A Premises Plans after approval of the estimate of the cost of the Building A Premises Tenant Improvements and any such requested changes are approved by Landlord in writing in Landlord's reasonable discretion, Landlord shall advise Tenant promptly of any cost increases or decreases and/or delays such approved change(s) will cause in the construction of the Building A Premises Tenant Improvements. Tenant shall approve or disapprove any or all such change(s) within three (3) business days after notice from Landlord of such cost increases and/or delays. To the extent Tenant disapproves any such cost increase and/or delay attributable thereto, Landlord shall have the right, in its sole discretion, to disapprove Tenant's request for any changes to the approved Building A Premises Plans. If the cost of the Building A Premises Tenant Improvements increases due to any changes in the Building A Premises Plan(s) requested by Tenant, Tenant shall pay the amount of such increase and Tenant's proportionate share as defined in Paragraph B.3.5(a) above shall be adjusted accordingly.

4. COMPLETION OF THE BUILDING A PREMISES TENANT IMPROVEMENTS AND BUILDING A PREMISES RENTAL COMMENCEMENT DATE.

         4.1. Tenant's obligation to pay Rent under the Lease with respect to the Building A Premises shall commence on the applicable date described in Paragraph 2 and Paragraphs 39.C and 39.E of the Lease. However:

                  (a) If Tenant delays in preparing or approving the Building A
            Premises Space Plans or the Building A Premises Plans, or fails to approve the estimate of the cost of the Building A Premises Tenant Improvements or any other matter requiring Tenant's approval, or to pay Tenant's proportionate share of the excess cost of Building A Premises Tenant Improvements as provided herein, in each case within the time limits specified herein; or

                  (b) If the construction period is extended because Tenant
            requests any changes in construction, or modifies the approved Building A Premises Plans or if the same do not comply with applicable Regulations; or

                  (c) If Landlord is otherwise delayed in the construction of the Building A Premises Tenant Improvements for any act or omission of or breach by Tenant or anyone performing services on behalf of Tenant or on account of any work performed on the Building A Premises by Tenant or Tenant's contractors or agents, then the date that the Premises shall be deemed substantially complete for purposes of rent commencement as described in Paragraph 2 and Paragraphs 39.C and 39.E of the Lease shall be deemed to be accelerated by the total number of days of Tenant delays described in (a) through (c) above (each, a "TENANT DELAY"), calculated in accordance with the provisions of Paragraph 4.2 below.

         4.2. If the Building A Premises Term Commencement Date has not commenced on or before March 1, 2000 and substantial completion of the Building A Premises Tenant Improvements has been delayed on account of any Tenant Delays, then upon actual substantial completion of the Tenant Improvements (as defined in Paragraph 2 of the Lease), Landlord shall notify Tenant in writing of the date substantial completion of the Tenant Improvements would have occurred but for such Tenant Delays, and such date shall thereafter be deemed to be the Building A Premises Term Commencement Date for all purposes under the Lease. Tenant shall pay to Landlord, within three (3) business days after receipt of such written notice (which notice shall include a summary of Tenant Delays), the per diem Base Rent times the number of days between the date the Building A Premises Term Commencement Date would have otherwise occurred but for the Tenant Delays (as determined by the Space Planner or Landlord's contractor), and the date of actual substantial completion of the Building A Premises Tenant Improvements.

         4.3. Promptly after substantial completion of the Building A Premises Tenant Improvements, Landlord shall give notice to Tenant and Tenant shall conduct an inspection of the Building A Premises with a representative of Landlord and develop with such representative of Landlord a punchlist of items of the Building A Premises Tenant Improvements that are not complete or that require corrections. Upon receipt of such punchlist, Landlord shall proceed diligently to remedy such items provided such items are part of the Building A Premises Tenant Improvements to be constructed by Landlord hereunder and are otherwise consistent with Landlord's obligations under this Improvement Agreement and provided Tenant has fully paid Landlord for the cost of the Building A Tenant Improvements exceeding the Building A Tenant Improvement Allowance in accordance with the terms of this Improvement Agreement. Substantial completion shall not be delayed notwithstanding delivery of any such punchlist.

         4.4. For purposes of the Lease and this Improvement Agreement, "SUBSTANTIAL COMPLETION," with respect to the Building A Premises, shall have occurred when Landlord's architect and Tenant's architect state in writing that each of the following factors have been substantially fulfilled: (a) the Building A Premises Tenant Improvements are substantially complete in accordance with the approved Building A Premises Plans, the material terms of the Lease and this Improvement Agreement and (b) the City of San Carlos confirms that Landlord has met the material requirements for a temporary certificate of occupancy with respect to the Building B Premises.

C.       BUILDING B PREMISES.

1. BUILDING B PREMISES PLANS AND SPECIFICATIONS.

            1.1 Tenant shall retain the services of Space Planner to prepare a detailed space plan (the "BUILDING B PREMISES SPACE PLAN") mutually satisfactory to Landlord and Tenant for the construction of the Building B Premises Tenant Improvements in the Building B Premises. Tenant shall submit the Building B Premises Space Plan and any proposed revisions thereto to Landlord for

      Landlord's approval. The Building B Premises Space Plan shall include floor and furniture plans (including partial and full height partitions, flooring, case work, doors, and sidelites). Landlord shall approve or disapprove the Building B Premises Space Plan and any proposed revisions thereto in writing within five (5) business days after receipt thereof, which approval shall not be unreasonably withheld.

            1.2 Based on the approved Building B Premises Space Plan, Tenant shall cause the Space Planner to prepare detailed plans, specifications and working drawings mutually satisfactory to Landlord and Tenant for the construction of the Building B Premises Tenant Improvements (the "BUILDING B PREMISES PLANS"). Tenant shall diligently pursue the preparation of the Building B Premises Plans. Tenant shall submit to Landlord for approval the Building B Premises Plans and any proposed revisions thereto, including the estimated cost of the Building B Premises Tenant Improvements. Landlord shall respond with its approval or disapproval of the Building B Premises Plans within eight (8) business days after Landlord's receipt thereof. All necessary revisions to the Building B Premises Space Plan and the Building B Premises Plans shall be made within ten (10) business days after Landlord's response thereto. This procedure shall be repeated until Landlord ultimately approves the Building B Premises Space Plan and Building B Premises Plans.

            1.3 Tenant shall be responsible for ensuring that the Building B Premises Plans are compatible with the design, construction and equipment of Building B, comply with applicable Regulations and the Standards (defined herein), and contain all such information as may be required to show locations, types and requirements for all heat loads, people loads, floor loads, power and plumbing, regular and special HVAC needs, telephone communications, telephone and electrical outlets, lighting, light fixtures and related power, and electrical and telephone switches, B.T.U. calculations, electrical requirements and special receptacle requirements. The Building B Premises Plans shall also include mechanical, electrical, plumbing, structural and engineering drawings mutually satisfactory to Landlord and Tenant which shall be prepared by Space Planner or Space Planner or Tenant's consulting engineers or design build contractors. Notwithstanding Landlord's review and approval of the Building B Premises Space Plan and the Building B Premises Plans and any revisions thereto, Landlord shall have no responsibility or liability whatsoever for any errors or omissions contained in the Building B Premises Space Plan or Building B Premises Plans or any revisions thereto, or to verify dimensions or conditions, or for the quality, design or compliance with applicable Regulations of any improvements described therein or constructed in accordance therewith. Tenant hereby waives all claims against Landlord relating to, or arising out of the design or construction of, the Building B Premises Tenant Improvements.

            1.4 Landlord may approve or disapprove the Building B Premises Space Plan or Building B Premises Plans or any proposed revision thereto submitted to Landlord in Landlord's reasonable discretion. Landlord shall approve or disapprove any Building B Premises Plans or proposed revisions thereto submitted to Landlord for Landlord's approval within eight (8) business days after Landlord's receipt thereof. Landlord shall not be deemed to have approved the Building B Premises Space Plan, the Building B Premises Plans, or any proposed revisions thereto, unless approved by Landlord in writing and if Landlord has not approved in writing any Building B Premises Space Plan, Building B Premises Plans, or proposed revisions thereto submitted to Landlord within ten (10) business days after Landlord's receipt thereof, Landlord shall be deemed to have disapproved the same.

2. CONSTRUCTION OF BUILDING B PREMISES TENANT IMPROVEMENTS.

            2.1 Within ten (10) days after Tenant's and Landlord's approval of the Building B Premises Plans including the estimate of the cost of the Building B Premises Tenant Improvements, Tenant shall cause the contractor to proceed to secure a building permit and commence construction of the Building B Premises Tenant Improvements provided that the Building has in Landlord's discretion reached the stage of construction where it is appropriate to commence construction of the Building B Premises Tenant Improvements in the Building B Premises.

            2.2 Tenant shall be responsible for obtaining all governmental approvals to the full extent necessary for the construction and installation of the Building B Premises Tenant Improvements and for Tenant's occupancy of the Building B Premises, in compliance with all applicable Regulations (except with respect to Regulations applicable solely to Landlord's construction of the Base Building Work located in the Building B Premises). Tenant shall employ DevCon as the contractor or such other contractor or contractors as shall be approved by Landlord in writing to construct the Building B Premises Tenant Improvements in conformance with the approved Building B Premises Space Plan and Building B Premises Plans. The construction contracts between Tenant and the approved contractor shall be subject to Landlord's prior reasonable approval and shall provide for progress payments. The contractor(s) shall be duly licensed and Landlord's approval of the contractor(s) shall be conditioned, among other things, upon the contractor's reputation for quality of work, timeliness of performance, integrity and Landlord's prior experience with such contractor.

            2.3 Without limiting the provisions of Paragraph 35 of the Lease, Landlord shall not be liable for any direct or indirect damages suffered by Tenant as a result of delays in construction beyond Landlord's reasonable control, including, but not limited to, delays due to strikes or unavailability of materials or labor, or delays caused by Tenant (including delays by the Space Planner, the contractor or anyone else performing services on behalf of Landlord or Tenant).

            2.4 All work to be performed on the Building B Premises by Tenant or Tenant's contractor or agents shall be subject to the following conditions:

                (a) Such work shall proceed upon Landlord's written approval of Tenant's contractor, and public liability and property damage insurance carried by Tenant's contractor, and shall further be subject to the provisions of Paragraphs 12 and 27 of the Lease.

                (b) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in a good and workmanlike and first-class manner, and in accordance with all applicable Regulations and the requirements and standards of any insurance underwriting board, inspection bureau or insurance carrier insuring the Building B Premises pursuant to the Lease. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to comply with all applicable Regulations. Tenant shall be responsible for ensuring that construction and installation of the Building B Premises Tenant Improvements will not affect the structural integrity of Building B.

                (c) If required by Landlord or any lender of Landlord, all work by Tenant or Tenant's contractor shall be done with union labor in accordance with all union labor agreements applicable to the trades being employed.

                (d) Landlord or Landlord's agents shall have the right to inspect the construction of the Building B Premises Tenant Improvements by Tenant during the progress thereof. If Landlord shall give notice of faulty construction or any other deviation from the approved Building B Premises Space Plan or Building B Premises Plans, as such faulty construction is reasonably determined by Landlord, Tenant shall cause its contractor to make corrections promptly. However, neither the privilege herein granted to Landlord to make such inspections, nor the making of such inspections by Landlord, shall operate as a waiver of any right of Landlord to require good and workmanlike construction and improvements erected in accordance with the approved Building B Premises Space Plan or Building B Premises Plans.

                (e) Tenant shall make reasonable efforts to cause its contractor to complete the Building B Premises Tenant Improvements as soon as reasonably possible.

                (f) Tenant's construction of the Building B Premises Tenant Improvements shall comply with the following: (i) the Building B Premises Tenant Improvements shall be constructed in strict accordance with the approved Building B Premises Space Plan or Building B Premises Plans; (ii) Tenant and its contractor shall submit schedules of all work relating to the Building B Premises Tenant Improvements to Landlord for Landlord's approval within two (2) business days following the selection of the contractor and the approval of the Building B Premises Plans. Landlord shall within five (5) business days after receipt thereof inform Tenant of any changes which are necessary and TENANT SHALL ENDEAVOR TO CAUSE Tenant's contractor TO adhere to such corrected schedule; and (iii) Tenant shall abide by all rules made by Landlord with respect to the use of freight, loading dock, and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Improvement Agreement, including, without limitation, the construction of the Building B Premises Tenant Improvements.

                (g) Tenant or Tenant's contractor or agents shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services, IF ANY, as may be charged by Tenant's or Landlord's contractor.

                (h) Tenant's entry to the Building B Premises for any purpose, including, without limitation, inspection or performance of Tenant construction by Tenant's agents, prior to the date Tenant's obligation to pay rent commences shall be subject to all the terms and conditions of the Lease except the payment of Rent with respect to the Building B Premises. Tenant's entry shall mean entry by Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors.

                (i) Tenant shall promptly reimburse Landlord upon demand for any reasonable expense actually incurred by the Landlord by reason of faulty work done by Tenant or its contractors or by reason of any delays caused by such work, or by reason of inadequate clean-up.

                (j) Except to the extent caused by Landlord's gross negligence or willful misconduct, Tenant hereby indemnifies and holds Landlord harmless with respect to any and all costs, losses, damages, injuries and liabilities relating in any way to any act or omission of Tenant or Tenant's contractor or agents, or anyone directly or indirectly employed by any of them, in connection with the Building B Premises Tenant Improvements and any breach of Tenant's obligations under this Improvement Agreement, or in connection with Tenant's non-payment of any amount arising out of the Building B Premises Tenant Improvements as such amounts are due from Tenant as expressly provided herein. Such indemnity by Tenant, as set forth above, shall also apply with respect to any and all costs, losses, damages, injuries, and liabilities related in any way to Landlord's performance OF any ministerial acts reasonably necessary (i) to permit Tenant to complete the Building B Premises Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Building B Premises.

                (k) Tenant's contractor and the subcontractors utilized by Tenant's contractor shall guarantee to Tenant and for the benefit of Landlord that the portion of the Building B Premises Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant's contractor and the subcontractors utilized by Tenant's contractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor of subcontractors and (ii) the Building B Premises Term Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Building B Premises Tenant Improvements, and/or Building B and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Building B Premises Tenant Improvements shall be contained in the construction contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such rights of direct enforcement.

                (l) Commencing upon Landlord's delivery of the Building B Premises to Tenant, Tenant shall hold weekly meetings at a reasonable time with the Space Planner and the contractor regarding the progress of the preparation of the Building B Premises Plans and the construction of the Building B Premises Tenant Improvements, which meetings shall be held at a location designated by Tenant, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and upon Landlord's request, certain of Tenant's contractors shall attend such meetings. One such meeting each month shall include the review of contractor's current request for payment.

         2.5 Tenant and Tenant's contractors and all other parties performing work on the Premises on Tenant's behalf shall comply with the each of the Building rules and regulations as described in the Lease and with the contractor rules and regulations, attached hereto as SCHEDULE 3. Tenant shall be liable for any violation of the Building or the contractor rules and regulations by Tenant's contractors or any other party performing work on the Premises on Tenant's behalf.

3. BUILDING B PREMISES TENANT IMPROVEMENT COST.

            3.1 The cost of the Building B Premises Tenant Improvements shall be paid for by Tenant, including, without limitation, the cost of: Standards; space plans and studies; architectural and engineering fees; permits, approvals and other governmental fees; labor, material, equipment and supplies; construction fees and other amounts payable to contractors or subcontractors; taxes; taxes; filing and recording fees; premiums for insurance and bonds; attorneys' fees; and all other costs expended or to be expended in the construction of the Building B Premises Tenant Improvements; and an administration fee payable to Landlord of six percent (6%) of the total cost of the Building B Premises Tenant Improvements Allowance.

            3.2 Provided Tenant is not in material default under the Lease, including this Improvement Agreement, Landlord shall contribute a one-time tenant improvement allowance not to exceed Three Million Three Hundred Thirty-Two Thousand Two Hundred Two and 50/100 Dollars ($3,332,202.50) ("BUILDING B PREMISES TENANT IMPROVEMENT ALLOWANCE") toward the cost of the initial Building B Premises Tenant Improvements. Provided Tenant is not then in default under the Lease, including this Improvement Agreement, during the construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Building B Premises Tenant Improvement Allowance for the benefit of Tenant in connection with the costs and expenses associated with the Building B Premises Tenant Improvements and shall authorize the release of monies for the benefit of Tenant as follows:

            (a) Monthly Disbursements. On or before the twenty-first (21st) day of the calendar month, during the construction of the Tenant Improvements (or such other date as Landlord may designate in writing), Tenant shall deliver to Landlord: (i) a request for payment of Tenant's contractor, which request shall be approved by Tenant, showing the schedule, by trade, of percentage of completion of the Building B Premises Tenant Improvements, detailing the portion of the work completed and the portion not completed; (ii) invoices from any subcontractor, laborer, materialmen, supplier and any other party which performed work on Tenant's behalf pursuant to this Exhibit C, including, but not limited to, labor rendered and materials delivered to the Building B Premises; (iii) executed conditional mechanic's lien releases from all of the parties submitting invoices with respect to the work performed and for which payment is requested to be made, which releases shall comply with the appropriate provisions of California Civil Code 3262(d); (iv) executed unconditional mechanic's lien releases from all of the parties with respect to work performed and included on prior pay requests, which releases shall comply with the appropriate provisions of California Civil Code; and (v) all other information reasonably requested by Landlord. Tenant's request for payment shall be deemed Tenant's acceptance and approval of the specific work furnished and or the materials actually supplied as set forth in Tenant's payment request. Within ten (10) business days thereafter, Landlord shall deliver a check (or transfer funds electronically) to Tenant made jointly payable to Tenant's contractor and Tenant in payment of the lesser of (A) Landlord's proportionate share of the amount of such request for payment by Tenant's contractor, as set forth in this paragraph, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "FINAL RETENTION"), and (B) the balance of any remaining available portion of the Building B Premises Tenant Improvement Allowance (not including the Final Retention), provided Landlord does not dispute any request for payment based upon noncompliance with the Plans and or Standards, or due to any substandard work, or for any other reasonable cause. For purposes of this Improvement Agreement, Landlord's proportionate share shall be the product of the following: (X) the amount of the Building B Premises Tenant Improvement Allowance over total cost of the Building B Premises Tenant Improvements, as such total cost may from time to time increase as provided herein, multiplied by (Y) the total amount approved by Landlord in Tenant's written request for payment as described above. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request.

            (b) Final Retention. Subject to the provisions of this Exhibit C, a check for the Final Retention payable jointly to Tenant's contractor and Tenant shall be delivered by Landlord to Tenant following the completion of the construction of the Building B Premises Tenant Improvements and expiration of the time for filing of any mechanics' liens claimed or which might be filed on account of any work ordered by Tenant or its contractor or any subcontractor; provided that (A) Tenant delivers to Landlord properly executed and unconditional mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and with Section 3262(d)(3) or Section 3262(d)(4) (which mechanics' lien releases shall be executed by the subcontractors, labor suppliers and materialmen in addition to Tenant's contractor), and all appropriate bills and supporting documentation for the work ordered by Tenant or its contractor or any subcontractor, (B) Landlord has determined that no substantial work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building or Project, the structure or exterior appearance of the Building or Project, and (C) Space Planner and Tenant's contractor deliver to Landlord a certificate of completion, in a form reasonably acceptable to Landlord certifying that the construction of the Building B Premises Tenant Improvements has been substantially completed.

            (c) Other Terms. Landlord shall only be obligated to make disbursements from the Building B Premises Tenant Improvement Allowance in accordance with the terms of this Agreement.

            3.3 If the cost of the Building B Premises Tenant Improvements increases after the Tenant's approval of the Building B Premises Plans due to the requirements of any governmental agency or applicable Regulation, Landlord's proportionate share pursuant to paragraph C3.2.(a) above shall be adjusted accordingly.

            3.4 If Tenant requests any change(s) in the Building B Premises Plans after approval of the estimate of the cost of the Building B Premises Tenant Improvements and any such requested changes are approved by Landlord in writing in Landlord's reasonable discretion, Landlord's proportionate share pursuant to paragraph C3.2.(a) above shall adjust accordingly.

4. BUILDING B PREMISES INSURANCE REQUIREMENTS.

            4.1 All of Tenant's contractors shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Paragraph 8 of the Lease.

            4.2 Tenant or Tenant's contractor shall carry "Builder's Risk" insurance in an amount approved by Landlord covering the construction of the Building B Premises Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Building B Premises Tenant Improvements shall be insured by Tenant pursuant to Paragraph 8 of the Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's contractors shall carry general liability and Products and Completed Operation coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in Paragraph 8 of the Lease.

            4.3 Certificates for all insurance carried pursuant to this Improvement Agreement must comply with the requirements of Paragraph 8 of the Lease and shall be delivered to Landlord before the commencement of construction of the Building B Premises Tenant Improvements and before the contractor's equipment is moved onto the site. In the event the Building B Premises Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's contractors shall maintain all of the foregoing insurance coverage in force until the Building B Premises Tenant Improvements are fully completed and accepted by Landlord, except for any Product and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Paragraph C.4.3 shall insure Landlord and Tenant, as their interests may appear, as well as the contractors. All insurance maintained by Tenant's contractors shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. Landlord may, in its discretion, require Tenant or Tenant's contractor to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of the Building B Premises Tenant Improvements and naming Landlord as a co-obligee.

5. BUILDING B PREMISES COMPLETION AND BUILDING B PREMISES RENTAL COMMENCEMENT DATE.

            5.1 Tenant's obligation to pay an increase in Rent as described in Paragraph 39.A of the Lease shall commence on the Building B Premises Term Commencement Date described in Paragraph 39.C of the Lease, notwithstanding anything to the contrary contained in Paragraph 2 of the Lease. However, except as otherwise provided herein, Landlord Delays (as defined below) shall extend the Building B Premises Term Commencement Date, but only in the event that substantial completion of the Building B Premises Tenant Improvements is actually delayed beyond September 1, 2000, despite Tenant's reasonable efforts to adapt and compensate for such delays. In addition, no Landlord Delays shall be deemed to have occurred unless Tenant has provided notice, in compliance with the Lease, to Landlord specifying that a delay shall be deemed to have occurred because of actions, inactions or circumstances specified in the notice in reasonable detail. If such actions, inactions or circumstances are not cured by Landlord within one (1) business day after receipt of such notice ("COUNT DATE"), and if such actions, inaction or circumstances otherwise qualify as a Landlord Delay, then a Landlord Delay shall be deemed to have occurred commencing as of the Count Date. The Building B Premises Term Commencement Date shall be extended by one day for each day from the Count Date that a Landlord Delay has occurred, as calculated as provided above. The term "Landlord Delays," as such term may be used in this Improvement Agreement, shall mean any actual delays in the completion of the Building B Premises Tenant Improvements which are due to any act or omission of Landlord, its agents or contractors. Landlord Delays shall include: (i) delays in the giving of authorizations or approvals by Landlord beyond the periods provided in this Improvement Agreement, (ii) delays due to the acts or failures to act, of Landlord, its agents or contractors, where such acts or failures to act actually result in a delay OF the completion of the Tenant Improvements beyond September 1, 2000, provided that Tenant acts in a commercially reasonable manner to mitigate any such delay, and (iii) delays due to the unreasonable interference of Landlord, its agents or contractors with the completion of the Tenant Improvements. Notwithstanding anything to the contrary contained in this Improvement Agreement or in the Lease, if a Landlord Delay does occur but the Building B Premises is substantially complete on or before September 1, 2000, then the Building B Premises Term Commencement Date shall not be extended and shall be the date described in Paragraph 39.C(2) of the Lease. In the event a Landlord Delay shall not occur, then the Building B Premises Term Commencement Date shall be the date described in Paragraph 39.C of the Lease.

            5.2 Within ten (10) days after completion of construction of the Building B Premises Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which Building B is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Space Planner and the contractor (i) to update the approved Building B Premises Plans as necessary to reflect all changes made to the approved Building B Premises Plans during the course of construction, (ii) to certify to the best of their knowledge that the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of the Lease, and (c) to deliver to Landlord two (2) sets of copies of such record set of "as-built" drawings on CAD within ninety (90) days following issuance of a certificate of occupancy for the Building B Premises, and (iii) Tenant shall deliver to Landlord a copy of all warranties, guarantees, and operating manuals and information relating to the improvements, equipment, and systems in the Building B Premises.

            5.3 For purposes of the Lease and this Improvement Agreement, "SUBSTANTIAL COMPLETION," with respect to the Building B Premises, shall have occurred when Landlord's architect and Tenant's architect state in writing that the Building B Premises Tenant Improvements are substantially complete in accordance with the terms of the Lease and this Improvement Agreement.

                                   SCHEDULE 1
                                  TO EXHIBIT C

                               BASE BUILDING WORK

The Base Building Work is defined as that work which is identified on the contract documents listed below, which are incorporated into Landlord's Contract for Construction Services with Devcon Construction, and including any changes, revisions and modifications that may have been made to such contract documents before, during or after construction of the Base Building.

SPECIFICATIONS, titled "Skyway Landing" by B.H. Bocook Architect, Inc., dated December 21, 1998.

DRAWINGS, titled "Skyway Landing" by B.H. Bocook Architect, Inc., as follow:


Drawing/Dated                              Drawing/Dated                             Drawing/Dated
------------------------------------------ ----------------------------------------- ------------------------------------------
A-0.0 /March 19, 1999                      A-4.1B /March 19, 1999                    E0.0 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-0.1 /December 18, 1998                   A-4.2B /March 19, 1999                    E0.1 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-0.2 /December 18, 1998                   A-4.3B /March 19, 1999                    E-1.0 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-0.3 /December 18, 1998                   A-5.1 /December 18, 1998                  E-1.1 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-0.4A /December 18, 1998                  A-6.1A /December 18, 1998                 E-1.2 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-0.4B /December 18, 1998                  A-6.2A /October 9, 1998                   E-2.1.1A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-1.1 /April 9, 1999                       A-6.3A /October 9, 1998                   E-2.1.2A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-1.2 /April 9, 1999                       A-6.1B /December 18, 1998                 E-2.2.1A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-1.3 /April 9, 1999                       A-6.2B /October 9, 1998                   E-2.2.2A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-2.1 /April 9, 1999                       A-6.3B /October 9, 1998                   E-2.3.1A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-2.2 /April 9, 1999                       A-7.1A /December 18, 1998                 E-2.3.2A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-2.3 /April 9, 1999                       A-7.2A /December 18, 1998                 E-3.1.1A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-2.4 /April 9, 1999                       A-7.3A /December 18, 1998                 E-3.1.2A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-2.5 /April 9, 1999                       A-7.4A /December 18, 1998                 E-3.2.1A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-2.6 /April 9, 1999                       A-7.1B /December 18, 1998                 E-3.2.2A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-2.7 /April 9, 1999                       A-7.2B /December 18, 1998                 E-3.3.1A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-2.8 /April 9, 1999                       A-7.3B /December 18, 1998                 E-3.3.2A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-2.9 /April 9, 1999                       A-7.4B /April 27, 1999                    E-3.4A /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-2.10 /April 9, 1999                      A-7.5 /March 19, 1999                     E-4.0 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-3.1 /April 9, 1999                       A-8.1 /December 18, 1998                  E-5.0 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-3.2 /April 9, 1999                       A-8.2 /April 27, 1999                     E-5.1 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-3.3 /April 9, 1999                       A-8.3 /December 18, 1998                  E-6.0 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-3.4 /April 9, 1999                       A-9.1 /December 18, 1998                  E-6.1 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-3.5 /April 9, 1999                       S-1.1 /March 19, 1999                     E-6.2 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-3.6 /April 9, 1999                       S-1.2 /January 7, 1999                    E-6.3 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
C-3.7 /April 9, 1999                       S-1.3 /October 9, 1998                    P-0.1 /December 18, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
C-3.8 /April 9, 1999                       S-2.1 /March 19, 1999                     P-2.1-A /December 18, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
C-3. /April 9, 1999                        S-2.1A /April 26, 1999                    P-2.2-A /October 9, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
C-3.10 /April 9, 1999                      S-2.1B /October 9, 1998                   P-2.3-A /October 9, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
C-3.11 /April 9, 1999                      S-2.1BA /October 9, 1998                  P-2.4-A /December 18, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-1.1 /March 19, 1999                      S-2.2 /April 26, 1999                     P-3.1-A /October 9, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-1.2 /April 27, 1999                      S-2.2B /October 9, 1998                   P-4.1-A /October 9, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-2.1A /March 19, 1999                     S-2.3 /April 26, 1999                     P-4.2-A /December 18, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-2.2A /March 19, 1999                     S-2.3B /October 9, 1998                   P-2.1-B /December 18, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-2.3A /March 19, 1999                     S-2.4 /April 26, 1999                     P-2.2-B /October 9, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-2.4A /March 19, 1999                     S-2.4B /October 9, 1998                   P-2.3-B /October 9, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-2.5A /March 19, 1999                     S-2.5 /December 18, 1998                  P-2.4-B /December 18, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-2.6A /October 9, 1998                    S-2.5B /October 9, 1998                   P-3.1-B /October 9, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-2.1B /March 19, 1999                     S-3.1 /April 26, 1999                     P-4.1-B /October 9, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-2.2B /March 19, 1999                     S-3.2 /April 26, 1999                     P-4.2-B /October 9, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-2.3B /March 19, 1999                     S-4.1 /March 19, 1999                     F-1.1 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-2.4B /March 19, 1999                     S-4.2 /March 19, 1999                     F-1.2 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-2.5B /March 19, 1999                     S-5.1 /March 19, 1999                     F-2.1 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-2.6B /October 9, 1998                    S-5.2 /December 18, 1998                  F-2.2 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.1A /December 18, 1998                  S-5.3 /December 18, 1998                  F-3.0 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.2A /December 18, 1998                  S-5.4 /October 9, 1998                    F-4.0 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.1B /January 21, 1999                   S-5.5 /March 19, 1999                     F-4.1 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.2B /October 9, 1998                    S-5.6 /April 26, 1999                     L-1 /April 3, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.3 /October 9, 1998                     S-5.7 /April 26, 1999                     L-2 /December 18, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.4 /October 9, 1998                     S-7.1 /December 18, 1998                  L-3 /December 18, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.5 /December 18, 1998                   S-8.1 /December 18, 1998                  L-4 /December 18, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.5A /December 18, 1998                  M-1 /April 26, 1999                       L-5 /April 9, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.6Ae /December 18, 1998                 M-2A /March 19, 1999                      L-6 /December 18, 1998
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.6As /December 18, 1998                 M-3A /March 19, 1999                      L-0 (Levee/Wetland) /January 21, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.5B /December 18, 1998                  M-4A /March 19, 1999                      L-1 (Levee/Wetland) /January 21, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.5Be /December 18, 1998                 M-5A /March 19, 1999                      L-2 (Levee/Wetland) /January 21, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-3.6Bs /October 9, 1998                   M-6A /March 19, 1999                      A8-1 /June 10, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-4.1A /March 19, 1999                     M-7 /March 19, 1999                       A8-2 /June 10, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-4.2A /March 19, 1999                     M-8 /March 19, 1999                       A8-3 /June 10, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------
A-4.3A /March 19, 1999                     ME-1 /March 19, 1999
------------------------------------------ ----------------------------------------- ------------------------------------------

                                   SCHEDULE 2
                                  TO EXHIBIT C

                               BUILDING STANDARDS

                                   SCHEDULE 3
                                  TO EXHIBIT C

GENERAL REQUIREMENTS FOR BUILDING CONSTRUCTION WORK

--------------------------------------------------------------------------------

INTENT

The intent of these General Requirements is to communicate Spieker Properties general performance expectations and requirements of contractors performing work in our projects. While these requirements may not cover all specific project requirements, or may not apply to all projects, they are intended to communicate a basic overall methodology for doing construction work in Spieker Properties projects.

PRELIMINARY

1. All work performed shall be performed by union signatory general contractor utilizing all union labor and must comply with all applicable rules, regulations, and codes of the building, city, state, and federal governmental agencies having jurisdiction. The General Contractor will file drawings and secure all required permits prior to beginning work, unless circumstances require earlier construction commencement, as directed by the Owner's architect. All construction within the leased premises shall conform to applicable sections of California Title 24 Standards and the American with Disabilities Act (ADA).

2. All work shall be performed during regular business hours (7:00 A.M. - 6:00 P.M.), Monday through Friday, with the exception of work types listed below. All building system operations will be maintained in normal operation, and will not be adversely impacted by construction work, unless specifically authorized by a Project Management representative. The contractor shall communicate requests to the Management Office 24 hours in advance of any required interruption of any building services.

         EXCEPTIONS - The following work is required to be performed on an overtime or off-hours basis : core drilling, nailing of tackless carpet stripping, spray painting of any lacquer or other volatile or odor creating substances, and any type of concrete chipping. Any scheduling requests for these types of off-hours work must be approved and authorized by the Management Office prior to performance any of work.

3. All contractors must supply Certificate(s) of Insurance naming Spieker Properties, L.P. as additionally insured prior to the start of any construction. Insurance certificates and copies of permits, as required, must be provided to Project Management prior to the commencement of any work.

4. Contractors representative will meet with Project Management representative prior to beginning contracted work, to review the scope of construction work, construction methods, these general requirements, any additional project specific requirements, and any potential impact to the satisfactory on-going operation of building services.

5. The contractor will coordinate proper parking locations for construction personnel with Project Management prior to starting construction, to avoid impacting our tenants parking availability.

PROJECT AREA ACCESS

1. Access to project buildings, parking structures, suites, etc. will be coordinated in advance with Project Office. No installed access control or security system will be over ridden or bypassed for any reason, or at any time. All construction personnel will be limited to those areas for which they have been given specific access.

2. Access to all electrical closets, telephone closets, mechanical rooms, and suites must be coordinated in advance through the Project Office. Electrical, telephone, and other equipment rooms will be kept closed and locked when they are not physically occupied.

DURING WORK PERFORMANCE

1. Upon the start of construction, the contractor will provide walk-off mats at all entrances to the construction area(s) from stairwells (if used) and entrances to all elevators.

2. Contractors shall maintain cleanliness throughout; do not clutter or block hallways, exits, elevator lobby, electrical or telephone rooms. Building fire rated doors will not be propped open, removed, or their door closures disconnected. Nor will elevator doors be propped or jammed open to prevent the automatic function of it's timed door actuators. CONTRACTORS ARE REQUIRED TO UTILIZE THE FREIGHT ELEVATOR ONLY! Where a freight elevator is not available, Project Management will designate the appropriate elevator for contractor use. Where available, elevator protective pads will be used whenever moving materials or equipment in the elevator. Contractors are responsible for all damage they cause and clean-up.

3. Building electrical closets will not, AT ANY TIME, OR FOR ANY REASON, be utilized for the storage of any construction project materials or trash, as such storage constitutes a violation of prevailing fire codes.

4. All material deliveries, and debris removal, must be made as expeditiously as possible so as to not have these vehicles blocking accesses to / from the building. The contractor, at contractor expense must remove all construction debris from the building. Building trash dumpsters are not to be utilized for the disposal of construction project debris, as these are provided for tenant use. As may be required, Contractor will make arrangements for delivery of a debris box for his use. The Project Office will approve an appropriate location for the debris box while it is on the project. Delivery or removal of large amounts of material is to be done after normal business hours with 24-hr. prior approval of the Project Manager.

5. The contractor is responsible for taking the following precautions / steps to protect the satisfactory on-going operation of all building systems and tenant operations :

            - Covering HVAC supply and return duct openings to protect from construction dirt / dust being spread to other areas of the building or into the HVAC equipment / system. This can be accomplished by sealing off, covering with filtering media, or other Project Management approved method.

            - Coordinate with Project Manager prior to construction to have fire sprinkler systems isolated, smoke detectors disabled, or alarm systems de-activated for periods as may be necessary. Contractor will protect those smoke detectors or fire sprinkler heads left installed in the area, after disabling, by covering them with plastic bags during construction.

            - Where electrical components or circuits are removed, contractor will ensure full compliance with OSHA required lockout / tagout procedures to prevent personal injuries or system outages.

            - Develop the best isolation possible of the construction area to contain any dirt, dust, noise or other potential tenant impact which may be generated by demo, construction work and clean-up.

6. Any damage to any project area including but not limited to, parking areas, doors, freight elevators, and carpets will be reported to the Project Office and repaired by the contractor immediately. Spieker Properties reserves the right to remedy any damage at the Contractors expense if the damage is not repaired in a timely manner.

7. No powder-actuated guns are to be used without the specific prior authorization of the Project Management Office.

8. No foreign substances are to be poured down any restroom floor drains, or into other restroom fixtures.

9. All firewall and floor penetrations shall be sleeved and sealed in accordance with applicable fire code, using only approved, UL listed, fire stop materials. All firestop installations must be reviewed and approved by the Project Manager prior to closing the associated area of work.

10. All electrical panel and circuit breaker labeling will be performed in accordance with acceptable industry methods, or as may be directed by Project Management.

11. Contractor will notify the Management Office at least 48 hours in advance of construction completion. A walk-through and punch list will be developed for each job.

12.  Smoking is prohibited in all buildings, and parking garages, at all times.

13. The Contractor is responsible for ensuring, on an on-going basis, that common areas, work space, and construction use restrooms are thoroughly cleaned upon completion of work, including trash and material disposal, removal of all noise and dust shielding materials installed at beginning of project, windows cleaned, etc.

14. THE PROJECT OFFICE IS TO BE NOTIFIED IMMEDIATELY SHOULD ANY EMERGENCY DEVELOP, ANY BUILDING SYSTEM OR OPERATION BE IMPACTED, OR ANY ASPECT OF THE CONSTRUCTION EFFORT IMPACT ANY TENANT.

SAFETY / COMPLIANCE

1. General Contractor is responsible for ensuring jobsite safety compliance. This includes the work force as well as anyone entering the construction area. Protective barricades will be placed as required to ensure general area safety. Material Safety Data Sheets (MSDS) for all materials to be used on the jobsite must be provided to the Project Manager for review prior to bringing the materials into the project. The contractor will further ensure that a copy of each MSDS is available at the jobsite whenever a specific material is in use.

2. No welding, burning, or cutting with an open flame will be performed without prior notification to the Project Office so that appropriate actions may be taken with fire alarm systems and fire sprinkler systems. Appropriate fire extinguishers will be immediately available at all times.

3. The contractor is responsible for ensuring that all of their sub-contractors are aware, and in compliance, with these general requirements.

MATERIALS

1. The contractor shall contact the Management Office at the start of construction for instructions on building keying, specific hardware and other standards, as may be applicable, unless this coordination is accomplished through hardware submittals. All permanent keying will be provided through the Management Office.

2. All HVAC, electrical, plumbing, fire alarm system, fire sprinkler, building control and lighting components installed will be of Building Standard manufacture, unless noted as otherwise on the approved plans and specifications. This includes but is not limited to thermostats, controls, diffusers, lighting fixtures, switches, lamps, relays, smoke detectors, fire sprinkler heads, sprinkler flow switches, manual pull stations, indicator horns / strobes, etc.

PROJECT COMPLETION

1. Upon completion of project, contractor will perform a full air balance of any installed or modified HVAC systems, providing one copy of each air balance report to the Management Office.

2. Upon completion of project, a completed test report (witnessed by a Fire Department representative as required) will be provided to the Project Management Office for all fire sprinkler or fire alarm systems having been impacted by any aspect of the construction work.

3.   Upon completion of construction, one (1) set of as-built prints, and one
     (1) set of as-built sepias, are to be provided to the Management Office.

4. Contractor will ensure that specific submittals, manufacturers operation and maintenance manuals, and applicable manufacturers cut sheets are delivered to the Project Office for ALL equipment or components installed in the course of their work. This includes, but is not limited to, mechanical equipment, fire alarm system components, fire sprinkler system components, HVAC system equipment or components, lighting system components, electrical distribution or control components, and any sensing or monitoring components.

5. Upon completion of construction clean inside of all perimeter windows and the interior of all lighting fixtures and louvers. Thoroughly clean all work areas, common areas where impacted, construction use restrooms, and freight elevators. Coordinate construction clean-up schedule with Management Office.

                              BUILDING CONTACT LIST

Any questions or concerns should be directed to :

         PROJECT DIRECTOR           -       ________________
         BUILDING MANAGERS          -       ________________
         CUSTOMER SERV. REP.        -       ________________
         BUILDING ENGINEER          -       ________________
         MANAGEMENT OFFICE          -       (___) __________
         MANAGEMENT OFFICE FAX      -       (___) __________